Exhibit 10.8






                            PURCHASE AGREEMENT

                                  between

                            THE BOEING COMPANY

                                    and

                        CONTINENTAL AIRLINES, INC.






              Relating to Boeing Model 737-724/-824 Aircraft

                      Purchase Agreement Number 1951

                            TABLE OF CONTENTS

                                                         Page       SA
                                                        Number    Number

ARTICLES
1.   Subject Matter of Sale . . . . . . . . . . . . .     1-1

2.   Delivery, Title and Risk of Loss . . . . . . . .     2-1

3.   Price of Aircraft. . . . . . . . . . . . . . . .     3-1

4.   Taxes. . . . . . . . . . . . . . . . . . . . . .     4-1

5.   Payment. . . . . . . . . . . . . . . . . . . . .     5-1

6.   Excusable Delay. . . . . . . . . . . . . . . . .     6-1

7.   Changes to the Detail Specification. . . . . . .     7-1

8.   Federal Aviation Requirements and
     Certificates and Export License. . . . . . . . .     8-1

9.   Representatives, Inspection, Flights and
     Test Data. . . . . . . . . . . . . . . . . . . .     9-1

10.  Assignment, Resale or Lease. . . . . . . . . . .    10-1

11.  Termination for Certain Events . . . . . . . . .    11-1

12.  Product Assurance; Disclaimer and Release;
     Exclusion of Liabilities; Customer Support;
     Indemnification and Insurance. . . . . . . . . .    12-1

13.  Buyer Furnished Equipment and Spare Parts. . . .    13-1

14.  Contractual Notices and Requests . . . . . . . .    14-1

15.  Miscellaneous. . . . . . . . . . . . . . . . . .    15-1

TABLES

1.   Aircraft Deliveries and Descriptions . . . . . .     T-1

                            TABLE OF CONTENTS


                                                          SA
                                                        Number

EXHIBITS


A    Aircraft Configuration . . . . . . . . . . . . .

B    Product Assurance Document . . . . . . . . . . .

C    Customer Support Document. . . . . . . . . . . .

D    Price Adjustments Due to Economic
     Fluctuations - Aircraft. . . . . . . . . . . . .

E    Buyer Furnished Equipment Provisions
     Document . . . . . . . . . . . . . . . . . . . .

F    Defined Terms Document . . . . . . . . . . . . .


LETTER AGREEMENTS

1951-1  Not Used. . . . . . . . . . . . . . . . . . .

1951-2  Seller Purchased Equipment. . . . . . . . . .

1951-3  Option Aircraft . . . . . . . . . . . . . . .

1951-4  Waiver of Aircraft Demonstration. . . . . . .

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

1951-6  Configuration Matters . . . . . . . . . . . .

1951-7  Spares Inital Provisioning. . . . . . . . . .

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

                            TABLE OF CONTENTS


                                                          SA
                                                        Number

RESTRICTED LETTER AGREEMENTS

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

6-1162-MMF-308   Disclosure of Confidential . . . . .
                   Information

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

                        PURCHASE AGREEMENT NO. 1951

                                Relating to

                    BOEING MODEL 737-724/-824 AIRCRAFT




   This Agreement is entered into as of July 23, 1996 by and between The Boeing Company, a Delaware corporation, with its principal office in Seattle, Washington (Boeing), and Continental Airlines, Inc., a Delaware corporation, with its principal office in Houston, Texas (Buyer).


Accordingly, Boeing and Buyer agree as follows:

ARTICLE 1.  Subject Matter of Sale.

   1.1 The Aircraft. Boeing will manufacture and deliver to Buyer and Buyer will purchase and accept delivery from Boeing Eighteen (18) Boeing Model 737-724 and Thirty (30) Boeing Model 737-824 aircraft (the Aircraft) manufactured in accordance with Boeing detail specification as described in Exhibit A and as modified from time to time in accordance with this Agreement (Detail Specification).

   1.2 Additional Goods and Services. In connection with the sale of the Aircraft, Boeing will also provide to Buyer certain other things under this Agreement, including data, documents, training and services, all as described in this Agreement.

   1.3 Performance Guarantees. Any performance guarantees applicable to the Aircraft will be expressly included in this Agreement. Where performance guarantees are included in this Agreement other than within the Detail Specification, such guarantees will be treated as being incorporated in the Detail Specification by this reference.

   1.4 Defined Terms. For ease of use, certain terms are treated as defined terms in this Agreement. Such terms are identified with a capital letter and set forth and/or defined in Exhibit F.

ARTICLE 2.  Delivery, Title and Risk of Loss.

   2.1 Time of Delivery. The Aircraft will be delivered to Buyer by Boeing, and Buyer will accept delivery of the Aircraft, in accordance with the schedule set forth in Table 1.

   2.2 Notice of Target Delivery Date. Boeing will give Buyer notice of the Target Delivery Date of the Aircraft approximately
30 days prior to the scheduled month of delivery.

   2.3 Notice of Delivery Date. Boeing will give Buyer at least 7 days notice of the delivery date of the Aircraft. If an Aircraft delivery is delayed beyond such delivery date due to the responsibility of Buyer, Buyer will reimburse Boeing for all costs incurred by Boeing as a result of such delay, including amounts for storage, insurance, Taxes, preservation or protection of the Aircraft and interest on payments due.

   2.4 Place of Delivery. The Aircraft will be delivered at a facility selected by Boeing in the State of Washington, unless mutually agreed otherwise.

   2.5 Title and Risk of Loss. Title to and risk of loss of an Aircraft will pass from Boeing to Buyer upon delivery of such Aircraft, but not prior thereto.

   2.6 Bill of Sale. Upon delivery of an Aircraft Boeing will deliver to Buyer a bill of sale conveying good title to such Aircraft, free of any encumbrances.

ARTICLE 3.  Price of Aircraft.

   3.1  Definitions.

      3.1.1 Special Features are the features incorporated in Exhibit A which have been selected by Buyer.

      3.1.2 Base Aircraft Price is the Aircraft Basic Price excluding the price of Special Features.

      3.1.3  Aircraft Basic Price is comprised of the Base
Aircraft Price and the price of the Special Features.

      3.1.4 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Aircraft and Special Features) as calculated pursuant to Exhibit D.

      3.1.5 Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

   3.2  Aircraft Basic Price.

      The Aircraft Basic Price, expressed in July 1995 dollars, is set forth below:

                          737-724        737-824

Base Aircraft Price     [CONFIDENTIAL MATERIAL OMITTED AND
Special Features        FILED WITH THE SECURITIES AND EXCHANGE
Aircraft Basic Price    COMMISSION PURSUANT TO A REQUEST FOR
                        CONFIDENTIAL TREATMENT.]

   3.3 Aircraft Price. The Aircraft Price will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

      3.3.1  the Aircraft Basic Price, set forth in Table 1, plus

      3.3.2  the Economic Price Adjustments for the Aircraft
Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations -
Aircraft); plus

      3.3.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

   3.4  Advance Payment Base Price.

      3.4.1 Advance Payment Base Price. For advance payment purposes, the estimated delivery prices of the Aircraft have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth in Table 1.

   3.4.2 Adjustment of Advance Payment Base Prices - Long-Lead Aircraft. For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Article 3.4.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Basic Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.
ARTICLE 4.  Taxes.

   4.1 Taxes. Buyer will pay all Taxes imposed by any domestic or foreign taxing authority arising out of or in connection with this Agreement or performance pursuant to it. In this Agreement, "Taxes" are defined as all taxes, fees, charges or duties and any interest, penalties, fines, or other additions to tax, including, but not limited to, sales, use, value added, gross receipts, stamp, excise, transfer and similar taxes, except U.S. federal income taxes and Washington State business and occupation tax imposed on Boeing.

   4.2 Taxes Relating to Buyer Furnished Equipment. Buyer is responsible for the proper filing of all tax returns, reports and declarations and payment of all taxes related to or imposed on Buyer Furnished Equipment.

   4.3  Reimbursement of Boeing.  Buyer will promptly reimburse
Boeing on demand, net of additional taxes thereon, for any Taxes that are imposed on and paid by Boeing or for which Boeing is responsible for collecting.

ARTICLE 5.  Payment.

   5.1  Advance Payment Schedule.  Advance payment for each
Aircraft will be made to Boeing by Buyer as follows:

Due Date of Payment               Amount Due per Aircraft
                                      (Percentage times
                                  Advance Payment Base Price)

Upon signing the Agreement             1% (less the
                                           Deposit)

24 months prior to the first           4%
day of the scheduled delivery
month of the Aircraft

21 months prior to the first           5%
day of the scheduled delivery
month of the Aircraft

18 months prior to the first           5%
day of the scheduled delivery
month of the Aircraft

12 months prior to the first           5%
day of the scheduled delivery
month of the Aircraft

9 months prior to the first            5%
day of the scheduled delivery
month of the Aircraft

6 months prior to the first            5%

day of the scheduled delivery
month of the Aircraft

     Total                             30%


   5.2 Advance Payment Adjustment. For each Aircraft scheduled for delivery 36 months or more after the date of this Agreement and for which the Advance Payment Base Price is adjusted, Buyer will:

        5.2.1 pay the advance payment due 24 months prior to the scheduled month of delivery for each affected Aircraft in an amount equal to 5% of an amount equal to the adjusted Advance Payment Base Price of such Aircraft, after subtracting the total amount of all Deposits and advance payments for such Aircraft previously paid to Boeing, and

        5.2.2 use the adjusted Advance Payment Base Price in determining the amount of remaining advance payments due Boeing for such Aircraft.

   5.3  Payment at Delivery.  The Aircraft Price, less Advance
Payments received by Boeing, is due on delivery of such Aircraft to Buyer.

   5.4 Form of Payments. All payments due hereunder will be made by Buyer to Boeing by unconditional deposit in a bank account in the United States designated by Boeing or in other immediately available funds. All prices and payments set forth in this Agreement are in United States Dollars.

   5.5 Monetary and Government Regulations. Buyer will be responsible for complying with all monetary control regulations and for obtaining necessary governmental authorizations related to payments hereunder.

ARTICLE 6.  Excusable Delay.

   6.1 General. Boeing will not be liable for or be deemed to be in default under this Agreement on account of any delay in delivery of any Aircraft or other performance hereunder arising out of causes such as: acts of God; war, armed hostilities, riots, fires, floods, earthquakes or serious accidents; governmental acts or failures to act affecting materials, facilities or Aircraft; strikes or labor troubles causing cessation, slowdown or interruption of work; damage to an Aircraft; failure of or delay in transportation; or inability, after due and timely diligence, to procure materials, systems, accessories, equipment or parts; or arising out of any other cause to the extent it is beyond Boeing's control or not occasioned by Boeing's fault or negligence. A delay resulting from such causes is referred to as an "Excusable Delay".

   6.2  Excusable Delay of 12 Months.

        6.2.1 Anticipated Delay. If Boeing concludes, based on its appraisal of the facts and normal scheduling procedures, that due to an Excusable Delay, delivery of an Aircraft will be delayed more than 12 months beyond the month in which delivery is scheduled, Boeing will promptly so notify Buyer in writing and either party may then terminate this Agreement with respect to such Aircraft by giving written notice to the other within 15 days after receipt by Buyer of Boeing's notice. Failure of a party to terminate the purchase of an Aircraft for an Excusable Delay pursuant to this paragraph results in a waiver of that party's right to terminate the purchase of such Aircraft for any delay in delivery caused by such Excusable Delay.

        6.2.2 Actual Delay. If, due to an Excusable Delay, delivery of an Aircraft is delayed for more than 12 months beyond the month in which delivery is scheduled, and such right to terminate has not been waived under paragraph 6.2.1, either party may terminate this Agreement with respect to such Aircraft by giving written notice to the other within 15 days after the expiration of such 12-month period.

   6.3 Aircraft Damaged Beyond Repair. If, prior to delivery, an Aircraft is destroyed or damaged beyond economic repair due to any cause, Boeing will promptly notify Buyer in writing and either party may then terminate this Agreement with respect to such Aircraft. If Boeing does not so terminate this Agreement with respect to such Aircraft, such notice will specify the earliest date reasonably possible, consistent with Boeing's other contractual commitments and production capabilities, by which Boeing will deliver a replacement for such Aircraft. This Agreement will thereupon terminate as to such Aircraft, unless Buyer gives Boeing written notice, within 30 days after receipt of Boeing's notice, that Buyer desires the proposed replacement for such Aircraft.

   6.4 Agreement Revision. If an Aircraft is delayed, or destroyed or damaged beyond economic repair, and this Agreement is not terminated pursuant to this Article, this Agreement will be appropriately revised.

   6.5  Agreement Termination.

        6.5.1 Termination under this Article will discharge all obligations and liabilities of Boeing and Buyer hereunder with respect to terminated Aircraft and all related undelivered items and services, except that Boeing will return to Buyer, without interest, all advance payments related to such Aircraft,

        6.5.2 If either party terminates this Agreement as to any Aircraft pursuant to this Article, Boeing may, upon written notice to Buyer within 30 days after such termination, purchase from Buyer any Buyer Furnished Equipment related to such Aircraft, at the invoice prices paid, or contracted to be paid, by Buyer.

   6.6 Exclusive Rights. The termination rights set forth in this Article are in substitution for any and all other rights of termination or contract lapse or any other claim arising by operation of law by virtue of delays in performance covered by this Article.

ARTICLE 7.  Changes to the Detail Specification.

   7.1 Development Changes. Boeing may, at its own expense and without Buyer's consent, incorporate Development Changes in the Detail Specification and the Aircraft prior to delivery to Buyer. Development Changes are defined as changes to the basic specification for Model 737-700/-800 aircraft that do not affect the Aircraft Purchase Price or adversely affect Aircraft delivery, guaranteed weight, guaranteed performance or compliance with the interchangeability or replaceability requirements set forth in the Detail Specification. If Boeing makes changes Pursuant to this paragraph, Boeing will promptly notify Buyer of such changes.

ARTICLE 8.  Federal Aviation Requirements and Certificates.

   8.1  FAA Certificates.

        8.1.1  Boeing will obtain from the Federal Aviation
Administration (FAA):

               8.1.1.1  a Type Certificate (transport category)
issued pursuant to Part 21 of the Federal Aviation Regulations for the type of aircraft covered by this Agreement, and

               8.1.1.2 a Standard Airworthiness Certificate for each Aircraft issued pursuant to Part 21 of the Federal Aviation
Regulations, which will be provided to Buyer with delivery of the Aircraft.

        8.1.2 Boeing will not be obligated to obtain any other certificates or approvals for the Aircraft.

        8.1.3  If the use of either FAA certificate is
discontinued prior to delivery of an Aircraft, references in this Agreement to such discontinued certificate will be deemed references to its superseding FAA certificate. If the FAA does not issue a superseding certificate, Boeing's only obligation under this paragraph will be to comply with the Detail
Specification.

   8.2  FAA Manufacturer Changes.

        8.2.1 If the FAA, or any other governmental agency having jurisdiction, requires any change to the Aircraft, data relating to the Aircraft, or testing of the Aircraft in order to obtain the Standard Airworthiness Certificate (Manufacturer Change), such Manufacturer Change will be made prior to delivery of such Aircraft.

        8.2.2 If prior to Aircraft delivery a Manufacturer Change is required to be incorporated in an Aircraft, it will be incorporated at no charge to Buyer, unless the requirement is promulgated subsequent to the date of this Agreement, in which case Buyer will pay Boeing's charge only for Aircraft scheduled for delivery to Buyer (a) 18 months or more after the date of this Agreement or (b) after the date of Boeing's receipt of the Type Certificate for the Model 737-700/-800, whichever is later.

   8.3  FAA Operator Changes.

        8.3.1 Boeing will deliver each Aircraft with the changes in equipment incorporated (or, at Boeing's sole discretion, with suitable provisions for the incorporation of such equipment) that is required by Federal Aviation Regulations which (i) are generally applicable with respect to transport category aircraft to be used in United States certified air carriage and (ii) have to be complied with on or before the date of delivery of such Aircraft (Operator Changes).

        8.3.2 If Operator Changes are incorporated in an Aircraft, Buyer will pay Boeing's charge applicable to such Aircraft.

   8.4 Delays; Changes to this Agreement. If delivery of an Aircraft is delayed due to the incorporation of a Manufacturer Change or an Operator Change, the delivery of the Aircraft will be appropriately revised to reflect such delay. This Agreement will also be revised to reflect appropriate changes in the Aircraft Price, design, performance, weight and balance due to the incorporation of a Manufacturer Change or an Operator Change.

ARTICLE 9.  Representatives, Inspection, Flights and Test Data.

   9.1 Office Space at Boeing. From a date 12 months prior to delivery of the first Aircraft, and until the delivery of the last Aircraft, Boeing will furnish, without additional charge, suitable office space and equipment in or conveniently located near its plant in Seattle for the accommodation of up to three personnel of Buyer.

   9.2 Inspection by Buyer. Designated representatives of Buyer may inspect the manufacturing of the Aircraft at all reasonable times. However, if access to any part of Boeing's plant is restricted by the United States Government, Boeing will be allowed a reasonable time to arrange for inspection elsewhere. All inspections by Buyer's representatives will be performed so as not to hinder manufacture or performance by Boeing.

   9.3 Aircraft Flight. Prior to delivery, each Aircraft will be flown by Boeing for such periods as may be required to demonstrate to Buyer the function of the Aircraft and its equipment in accordance with Boeing's production flight test procedures. The aggregate duration of such flights will be not less than 1-1/2 hours or more than 4 hours. Five persons designated by Buyer may participate in such flights as observers.

   9.4 Test Data. Boeing will furnish to Buyer, as soon as practicable, flight test data obtained on an aircraft of the type purchased hereunder, certified as correct by Boeing, to evidence compliance with any performance guarantees set forth in this Agreement. Any Performance Guarantee will be deemed to be met if reasonable engineering interpretations and calculations based on such flight test data establish that the Aircraft would, if actually flown, comply with such guarantee.

   9.5  Special Aircraft Test Requirements.  Boeing may use the
Aircraft for flight and ground tests prior to delivery to Buyer, without reduction in the Aircraft Purchase Price, if such tests are deemed necessary by Boeing to:

        9.5.1 obtain or maintain the Type Certificate or Standard Airworthiness Certificate for the Aircraft; or

        9.5.2 evaluate aircraft improvement changes that may be offered for production or retrofit incorporation in any aircraft.

   9.6 Indemnity. Boeing will indemnify and hold harmless Buyer and Buyer's observers from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto, for injury to or death of any person or persons, including employees of Boeing but excluding employees, officers or agents of Buyer, or for loss of or damage to any property, arising out of or in connection with the operation of the Aircraft during all demonstration and test flights conducted under the provisions of this Article, whether or not arising in tort or occasioned in whole or in part by the negligence of Buyer or any of Buyer's observers, whether active, passive or imputed.

ARTICLE 10.   Assignment, Resale or Lease.

   10.1 Assignment. This Agreement will inure to the benefit of and be binding upon each of the parties hereto and their respective successors and assigns. Neither the rights nor the duties of either party under this Agreement may be assigned or delegated, or contracted to be assigned or delegated, in whole or part, without the prior written consent of the other party, except that:

        10.1.1 Either party may assign its interest to a corporation that (i) results from any merger or reorganization of such party or (ii) acquires substantially all the assets of such party;

        10.1.2  Boeing may assign its rights to receive money; and

        10.1.3 Boeing may assign all or any part of its rights and obligations under this Agreement to any wholly owned subsidiary of Boeing, provided that Boeing will remain fully and solely responsible to Buyer for all obligations and liabilities as the seller of the Aircraft, and Buyer will continue to deal exclusively with Boeing.

   10.2 Transfer by Buyer at Delivery. Buyer may, and at Buyer's request Boeing will, take any action reasonably required for the purpose of causing an Aircraft, at time of delivery, to be subjected to an equipment trust, conditional sale, lien or other arrangement for the financing by Buyer of such Aircraft. No action taken by either party pursuant to this paragraph, however, will require Boeing to divest itself of title to or possession of such Aircraft until delivery and payment therefor pursuant to this Agreement.

   10.3 Sale by Buyer After Delivery. If, following delivery of any Aircraft, Buyer sells such Aircraft (including any sale for financing purposes), then all of Buyer's rights with respect to such Aircraft under this Agreement will inure to the benefit of the purchaser of such Aircraft, effective upon Boeing's receipt of such purchaser's express written agreement, in form satisfactory to Boeing, to be bound by and to comply with all applicable terms, conditions and limitations of this Agreement.

   10.4 Lease by Buyer After Delivery. If, following delivery of any Aircraft, Buyer leases such Aircraft, Buyer will not assign to the lessee of such Aircraft any rights under this Agreement without Boeing's prior written consent, which consent will not be unreasonably withheld.

   10.5 No Increase in Boeing Liability. No action taken by Buyer or Boeing relating to the assignment, resale or lease of any Aircraft or this Agreement will subject Boeing to any liability beyond that in this Agreement or modify in any way Boeing's obligations under this Agreement.

   10.6  Exculpatory or Indemnity Clause in Post-Delivery Sale or
Lease. If, following delivery of an Aircraft, Buyer sells or leases such Aircraft and obtains from the transferee an exculpatory or indemnity clause protecting Buyer, Buyer will include the same protection for Boeing.

ARTICLE 11.   Termination for Certain Events.

   11.1 Termination. This Agreement may be terminated at any time with regard to undelivered Aircraft and items and unperformed services by notice in writing by either party hereto if the other party:

        11.1.1 Ceases doing business as a going concern, suspends all or substantially all its business operations, makes an assignment for the benefit of creditors, is insolvent, or generally does not pay its debts, or admits in writing its inability to pay its debts; or

        11.1.2 Petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets; commences any legal proceeding such as insolvency, bankruptcy, reorganization, readjustment of debt, dissolution or liquidation available for the relief of financially distressed debtors; or becomes the object of any such proceeding, unless such proceeding is dismissed or stayed within a reasonable period, not to exceed 60 days.

   11.2 Repayment of Advance Payments. If this Agreement is terminated with regard to any Aircraft by Buyer under this Article, Boeing will repay to Buyer, without interest, any advance payments received by Boeing from Buyer with respect to such Aircraft.

ARTICLE 12. Product Assurance; Disclaimer and Release; Exclusion of Liabilities; Customer Support; Indemnification and Insurance.

   12.1 Product Assurance. Boeing and Buyer are bound by the provisions of Exhibit B hereto (Product Assurance Document).

   12.2 DISCLAIMER AND RELEASE. THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND THE REMEDIES OF BUYER SET FORTH IN THE PRODUCT ASSURANCE DOCUMENT ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF BUYER AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT OR OTHER THING PROVIDED UNDER THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO:

        (A)  ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

        (B)  ANY IMPLIED WARRANTY ARISING FROM COURSE OF
PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

        (C)  ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN
TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING
(WHETHER ACTIVE, PASSIVE OR IMPUTED); AND

        (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT.

   12.3 EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES. BOEING WILL HAVE NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT (INCLUDING ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE) OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT, OR for ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT OR OTHER THING PROVIDED UNDER THIS AGREEMENT.

   12.4  Definitions.  For the purposes of this Article, the term
"BOEING" means The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

   12.5 Customer Support and Indemnification; Insurance. Boeing and Buyer are bound by the provisions of Exhibit C hereto
(Customer Support Document), which includes indemnification and insurance requirements related to the use of Customer Support
Services.

ARTICLE 13.  Buyer Furnished Equipment and Spare Parts.

   13.1 Buyer Furnished Equipment. Boeing and Buyer are bound by the provisions of Exhibit E (Buyer Furnished Equipment
Document), which includes indemnification requirements related to Buyer Furnished Equipment.

   13.2 Purchase of Boeing Spare Parts. Boeing will sell to Buyer and Buyer will purchase from Boeing materials, spare parts, assemblies, tools and items of equipment relating to the Aircraft pursuant to Customer Services General Terms Agreement No. 24-1.

ARTICLE 14.  Contractual Notices and Requests.

   All notices and requests relating to this Agreement will be in English, and may be transmitted by any customary means of written communication addressed as follows:

   Buyer:      Continental Airlines, Inc.
               2929 Allen Parkway
               Suite 2010
               Houston, TX 77019

               Attention:  V.P. Fleet Management

   Boeing:     Boeing Commercial Airplane Group
               P.O. Box 3707
               Seattle, Washington 98124-2207
               U.S.A.

               Attention:    Vice President - Contracts
                        Mail Stop 75-38

or to such other address as specified elsewhere herein or as otherwise directed in writing by either party. The effective date of any such notice or request will be the date on which it is received by the addressee.

ARTICLE 15.  Miscellaneous.

   15.1 Government Approval. Boeing and Buyer will use their best reasonable efforts to assist each other in obtaining any United States Governmental agency consents or approvals necessary or appropriate to effect certification and sale of the Aircraft under this Agreement.

   15.2 Headings. Article and paragraph headings used in this Agreement are for convenient reference only and are not intended to affect the interpretation of this Agreement.

   15.3 Entire Agreement; Amendments. This Agreement contains the entire agreement between the parties concerning the subject matter hereof and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written. This Agreement may be changed only in writing signed by authorized representatives of Boeing and Buyer, except in the case of certain changes permitted or required by this Agreement.

   15.4  GOVERNING LAW.  THIS AGREEMENT WILL BE GOVERNED BY THE
LAW OF THE STATE OF WASHINGTON, U.S.A., EXCLUSIVE OF WASHINGTON'S
CONFLICTS OF LAWS RULES.

   15.5 Negotiated Agreement. This Agreement, including the provisions of Article 12 relating to Disclaimer and Release, the Exclusion of Consequential and Other Damages, and the provisions relating to indemnification and insurance set forth in this Agreement, has been the subject of discussion and negotiation and is fully understood by the parties; the Aircraft Purchase Price and other agreements of the parties set forth in this Agreement were arrived at in consideration of such provisions.


                         *************************


CONTINENTAL AIRLINES, INC.        THE BOEING COMPANY


By     /s/ Brian Davis            By     /s/ Monica Fix

Its    Vice President             Its    Attorney-In-Fact

                               Table 1 to

                          Purchase Agreement 1951

                   Aircraft Deliveries and Descriptions

                        Model 737-700/-800 Aircraft


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

                               Table 1 to

                          Purchase Agreement 1951

                   Aircraft Deliveries and Descriptions

                        Model 737-700/-800 Aircraft


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

1951PA/CALCONTINENTAL AIRLINES, INC.





                          AIRCRAFT CONFIGURATION

                                  between

                            THE BOEING COMPANY

                                    and

                        CONTINENTAL AIRLINES, INC.



                Exhibit A to Purchase Agreement Number 1951

                         AIRCRAFT CONFIGURATION

                            Dated July 23, 1996
                                relating to

                       BOEING MODEL 737-724 AIRCRAFT

                                Exhibit A-1


     The Detail Specification is Boeing Detail Specification D6-38808-42 dated as of even date herewith. Such Detail Specification will be comprised of Boeing Configuration Specification D6- 38808 Revision F dated March 8, 1996 as amended to incorporate the applicable specification language to reflect the effect of the changes set forth in the Change Requests listed below, including the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). Such Change Requests are set forth in Boeing Document D6-39049. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect the effect of such changes. The Aircraft Basic Price will relfect and include all effects of such changes of price upon configuration completion by September 3, 1996, except such Aircraft Basic Price will not include the price effects of Change Requests changing Buyer Furnished Equipment to Seller Purchased Equipment.

                          AIRCRAFT CONFIGURATION

                            Dated July 23, 1996

                                relating to

                       BOEING MODEL 737-824 AIRCRAFT

                                Exhibit A-2


     The Detail Specification is Boeing Detail Specification D6-38808-43 dated as of even date herewith. Such Detail Specification will be comprised of Boeing Configuration Specification D6-38808 Revision F dated March 8, 1996 as amended to incorporate the applicable specification language to reflect the effect of the changes set forth in the Change Requests listed below, including the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). Such Change Requests are set forth in Boeing Document D6-39050. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect the effect of such changes. The Aircraft Basic Price will reflect and include all effects of such changes of price upon configuration completion by September 3, 1996, except such Aircraft Basic Price will not include the price effects of Change Requests changing Buyer Furnished Equipment to Seller Purchased Equipment.

                        PRODUCT ASSURANCE DOCUMENT

                                  between

                            THE BOEING COMPANY

                                    and

                        CONTINENTAL AIRLINES, INC.





                Exhibit B to Purchase Agreement Number 1951

                    PRODUCT ASSURANCE DOCUMENT NO. 1951

                            Dated July 23, 1996

                                Relating to

                    BOEING MODEL 737-724/-824 AIRCRAFT




     This Product Assurance Document is Exhibit B to and forms a part of Purchase Agreement No. 1951 between The Boeing Company (Boeing) and CONTINENTAL AIRLINES, INC. (Buyer) relating to the purchase of Boeing Model 737-724/-824 aircraft. This Product Assurance Document consists of the following parts:


     PART A    Boeing Warranty

     PART B    Warranty Repairs and Modifications by Buyer

     PART C    Boeing Service Life Policy

     PART D    Boeing Indemnity Against Patent Infringement

               PART D-1  Boeing Indemnity Against Copyright
                         Infringement

     PART E    Supplier Warranties and Patent Indemnities

     PART F    Engine Manufacturer Warranties

     PART G    Boeing Interface Commitment

     PART H    General

                                 PART A

                              BOEING WARRANTY


1.    Warranties.

      Subject to the exceptions set forth herein, Boeing warrants that, at the time of delivery, each Aircraft, including all installed systems, accessories, equipment and parts, will:

      1.1 conform to the Detail Specification, as it may be changed pursuant to this Agreement, except such portions stated to be estimates, approximations, design objectives, or design criteria, or described as not guaranteed;

      1.2 be free from defects in material and workmanship, including process of manufacture; and

      1.3 be free from defects in design, including selection of (i) materials and (ii) process of manufacture, in view of the state of the art at the time of design.

      For purposes of this Boeing Warranty, nonconformance with the Detail Specification, defects in material or workmanship and defects in design may hereinafter be called "defects" or a "defect", and the term "system", "accessory", "equipment" or "part" may hereinafter be called "item" or "items."

2.    Exceptions.

      The warranties above will not apply to BFE. The warranty above covering material and workmanship and the warranty above covering design will not apply to Engines or to any other item purchased by Boeing but not manufactured to Boeing's detailed design. However, any defect in the Boeing workmanship installing such BFE, Engines or other items in an Aircraft will constitute a defect in workmanship covered by such warranties.

3.    Survival of Warranties.

      Neither the warranty of conformance to the Detail Specification applicable to Engines and other items purchased by Boeing but not manufactured to Boeing's detailed design, nor any Performance Guarantees, will survive delivery of the Aircraft. The remaining warranties set forth herein will survive delivery of the Aircraft, subject to the limitations and conditions set forth herein.

4.    Warranty Periods and Claims.

      4.1     The warranty periods are:

              4.1.1 As to a defect in conformance to the Detail Specification, 48 months after delivery of each Aircraft, and

              4.1.2 As to a defect in material, workmanship or design in any item, 48 months after delivery of each Aircraft in which such item was initially installed.

      4.2 Boeing's Product Assurance Regional Manager at Renton, Washington must receive the warranty claim in writing at the earliest practicable time after the defect becomes apparent but in no event later than 90 days after expiration of the applicable warranty period.

      4.3 Such warranty claim must include the data set forth below and, if requested by Boeing, reasonable evidence that the claimed defect did not result from any act or omission of Buyer.

              4.3.1 Identity of the item or Aircraft involved, including Boeing part number, serial number if applicable, nomenclature and the quantity claimed to be defective;

              4.3.2    Identity of the Aircraft on which the
claimed item was installed as original equipment;

              4.3.3    Date the claimed defect became apparent
which will be the date such defect was discovered by Buyer or the warranty date set forth in a Boeing service bulletin or service letter, whichever date occurs first; and

              4.3.4    Description of the claimed defect and
circumstances, including Boeing service bulletin or Boeing service letter number if claim involves a service bulletin or letter.

      4.4 Upon completion of Boeing's warranty claim investigation, performed within a reasonable time period, including examination of any item or Aircraft returned to Boeing, Boeing will provide a written disposition of its warranty claim findings to Buyer. In the event Boeing must reject Buyer's warranty claim, Boeing will provide reasonable substantiation of such rejection in its disposition.

5.    Remedies.

      Buyer's remedies under this Boeing Warranty are as follows:

      5.1 As to a defect in conformance to the Detail Specification, the correction at Boeing's expense of such defect; provided, however, that Boeing will not be obligated to correct any defect that has no material adverse effect on the maintenance, use or operation of the Aircraft. The warranty period for the corrected item will be the unexpired warranty period for the defective item.

      5.2 As to a defect in material or workmanship, (i) the repair at Boeing's expense of such defect or, (ii) at Boeing's option, the replacement of such item with a similar item free from defect or the issuance of a credit memorandum to reimburse Buyer for a spare part previously purchased from Boeing as the replacement for such defective item. The warranty period for either correction will be the unexpired warranty period for the defective item.

      5.3 As to a defect in design, the correction at Boeing's expense of such defect. The warranty period for such correction is 18 months from receipt by Buyer of corrective material or the end of the original design warranty period for the defective item, whichever is later.

      5.4     Boeing will issue a credit memorandum to reimburse
Buyer at the Warranty Labor Rate for the direct labor hours required for removal from the Aircraft of a defective item and the reinstallation in the Aircraft of the corrected item.

6.    Returned Items.

      Unless otherwise provided in this Agreement, the Aircraft or item claimed to be defective must be returned to Boeing as soon as practicable. Buyer may also provide specific technical repair or correction instructions with such return. The absence of such instructions will evidence Buyer's authorization for Boeing to proceed using Boeing information and data. The following criteria will apply with respect to return of Aircraft or items to Boeing:

      6.1     As to Aircraft:

              6.1.1    An Aircraft may be returned only if

                       6.1.1.1  substantially all the work to be
performed by Boeing is covered by this Boeing Warranty, and

                       6.1.1.2  Buyer does not have the capability
to perform, nor is it practical for Boeing personnel to perform, the warranty work away from Boeing's facilities.

              6.1.2 All warranty work will be performed at Boeing's expense, with reasonable efforts to minimize Aircraft out-of-service time. In addition, Boeing will reimburse Buyer by issuing a credit memorandum for the cost of fuel, oil and landing fees incurred in ferrying the Aircraft to Boeing's facilities and in ferrying the Aircraft back to Buyer's facilities. Buyer will minimize the length of both ferry flights.

              6.1.3 Any nonwarranty work performed by Boeing will be paid for by Buyer at Boeing's then-standard rates.

              6.1.4    A separate agreement based on Boeing's
then-standard form will be entered into to cover the return of and work on such Aircraft.

      6.2     As to any system, accessory, equipment or part:

              6.2.1    All warranty work will be performed at
Boeing's expense, with reasonable efforts to minimize item out-of-service time for items returned.

              6.2.2 Boeing's turnaround-time objectives for repair or replacement are: 10 working days for avionic and electronic items and 30 working days for other items when corrected at Boeing's facilities, or 40 working days when corrected at the facilities of a Boeing subcontractor. Turnaround time starts the date Boeing receives the returned item, together with Buyer's warranty claim describing the work, and ends the date of shipment by Boeing of such item. If a turnaround-time objective is not achieved and a resultant critical parts shortage is experienced by Buyer, and Buyer has procured spare parts for such item in accordance with the Boeing Recommended Spare Parts List, Boeing will, upon request from Buyer, either:

                       6.2.2.1   expedite repair or replacement of
the item or

                       6.2.2.2   provide a similar item on a
no-charge loan or no-charge lease basis until the repaired or replaced item is provided to Buyer.

              6.2.3 The freight charge for shipment to Boeing of any item will be paid by Buyer; however, Boeing will reimburse Buyer by issuing a credit memorandum for such charge for any item determined to be defective under this Boeing Warranty. The freight charge for the return shipment to Buyer of any such defective item which has been repaired, replaced or corrected pursuant to this Boeing Warranty will be paid by Boeing.

      6.3 Title to and risk of loss of any Aircraft or item returned to Boeing will at all times remain with Buyer and/or any other owner of such Aircraft or item, except that at the time Boeing ships a replacement item to Buyer, title to and risk of loss (i) for the returned item will pass to Boeing and (ii) for the replacement item will pass to Buyer. While Boeing has care, custody and control of an Aircraft or item, Boeing will have only such liabilities as a bailee for mutual benefit would have, but will not be liable for loss of use.

7.    Nonrepairable Items.

      Buyer may scrap any defective nonrepairable item having a then-current Boeing spare part selling price of $2,000 or less and make a claim for a replacement item. For a defective nonrepairable item having a then-current Boeing spare part selling price greater than $2,000, an authorized Boeing representative must confirm the nonrepairability of any such item. Boeing will display best efforts to have such Boeing representative available within 30 days. Buyer's claim for an item with a spare part selling price exceeding $2,000 must include such confirmation.

8.    Reimbursement for Certain Inspection Labor Costs.

      8.1 In addition to the remedies set forth in this Boeing Warranty, Boeing will reimburse Buyer by issuing a credit memorandum at the Warranty Labor Rate for the direct labor hours expended by Buyer in performing inspections of the Aircraft to determine whether or not a covered defect exists in any system, accessory, equipment or part manufactured to Boeing's detailed design, provided that:

              8.1.1 such inspections are recommended by a Boeing service bulletin or service letter issued by Boeing within 48 months after delivery of such Aircraft, and

              8.1.2 such reimbursement will not apply to any inspections performed as an alternative to accomplishing corrective action when such corrective action is available to Buyer at the time such inspections are performed.

      8.2 If a covered defect is determined to exist as a result of the foregoing inspections, the remedies under this Boeing warranty will apply to Aircraft in warranty as of the warranty date set forth in the applicable Boeing service bulletin or service letter or the date the defect was discovered by Buyer, whichever date occurs first.

9.    Wear and Tear.

      Normal wear and tear and the need for regular maintenance and overhaul will not constitute a defect.

10.   Disclaimer and Release; Exclusion of Liabilities.

      This Part A and the rights and remedies of Buyer and obligations of Boeing herein are subject to the Disclaimer and Release and Exclusion of Consequential and Other Damages provisions of Article 12 of this Agreement.

11.   Buyer's Indemnification of Boeing.

      The provisions of Part E, "Buyer's Indemnification of Boeing and Insurance" of Exhibit C, will apply to all warranty work performed by Boeing hereunder in accordance with Buyer's specific technical repair or correction instructions, to the extent any legal liability of Boeing is based upon the content of such instructions.

                                 PART B

                WARRANTY REPAIRS AND MODIFICATIONS BY BUYER


1.    General.

      To expedite the return to service of any defective Aircraft or systems, accessories, equipment and parts (items) that Boeing is obligated to correct under the Boeing Warranty, repairs and modifications may, at Buyer's option, be performed by Buyer
(work) and charged to Boeing, subject to the following:

2.    Scope.

      This option applies only to items manufactured to Boeing's detailed design. The warranty and notice periods and all other conditions and limitations applicable to the Boeing Warranty apply to this option.

3.    Repairs and Modifications.

      All work will be performed in accordance with Boeing's written instructions, using parts and materials as may be furnished by Boeing and/or Boeing approved parts and materials as may be furnished by Buyer.

4.    Claims for Reimbursement.

      Buyer's claim for reimbursement must be submitted in writing to Boeing promptly after completion of the work. Such claim must include the data set forth in paragraph 4.3 of Part A of this Exhibit B and the following:

      4.1     Description of the work performed by Buyer;

      4.2     Date work was completed by Buyer;

      4.3 Itemized account of the direct labor hours expended in performing the work; and

      4.4 Itemized account of the direct materials incorporated in the work.

5.    Reimbursement.

      Upon approval of Buyer's claim for reimbursement, Boeing will reimburse Buyer by issuing a credit memorandum as follows:

      5.1     Direct Labor.

              At the Warranty Labor Rate specified herein for labor hours expended by Buyer's direct labor employees in performing the work, including removal, disassembly, inspection, bench testing, reassembly, final inspection, and reinstallation, but not to exceed Boeing's estimate of required labor hours, and excluding time for overhaul.

      5.2     Direct Materials.

              At the invoice cost to Buyer for all direct materials incorporated in the work, excluding (i) materials used for overhaul, (ii) materials furnished by Boeing at no charge,
(iii) materials which exceed Boeing's estimate of required materials, and (iv) allowances for handling, overhead, taxes, customs duties and the like.

      5.3     Warranty Labor Rate.

              The Warranty Labor Rate is [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] per hour in 1996 year dollars or [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] of Buyer's average direct hourly labor rate, whichever is greater. For this purpose, "average direct hourly labor rate" is defined as the average hourly rate (excluding all fringe benefits, premium-time allowances, social charges, business taxes and the like) paid by Buyer to Buyer's employees whose jobs are directly related to the performance of the work. Prior to or concurrently with submittal of Buyer's first claim for labor reimbursement, Buyer will notify Boeing of Buyer's then-current average direct hourly labor rate, and thereafter notify Boeing of any material change in such rate. Boeing may require data from Buyer to substantiate such rates.

      5.4     Limitation.

              The total reimbursement with respect to the direct labor and direct materials incorporated in the work, will not exceed 65% of Boeing's then-current sales price for the item unless a greater percentage is established for a particular item by written agreement between Boeing and Buyer.

All claims for reimbursement will be subject to audit by Boeing.
Boeing will promptly notify Buyer of Boeing's disposition of each claim submitted hereunder.

6.    Replaced Parts.

      If component parts of any assembly are replaced by Buyer, the replaced parts will be tagged with the assembly part number, the serial number and the warranty claim number and retained for a period of 60 days following the date of submittal of Buyer's claim, so as to be made available for Boeing's inspection. Such parts may be scrapped after such 60-day period.

                                 PART C

                        BOEING SERVICE LIFE POLICY


1.    Definitions.

      1.1 "Airframe Component" means any of the primary structural elements of the wing, fuselage, or vertical or horizontal stabilizer set forth in Attachment A hereto and installed in an Aircraft at the time of delivery.

      1.2 "Landing Gear Component" means any of the primary structural elements of the landing gear set forth in Attachment A and installed in an Aircraft at the time of delivery.

      1.3 "Spare Component" means any component set forth in Attachment A that was furnished to Buyer pursuant to this Policy or purchased by Buyer from Boeing as a spare part.

      1.4     "Covered Component" means an Airframe Component, a
Landing Gear Component or a Spare Component.

      1.5     "Failure" means any breakage or defect in a Covered
Component.

      1.6 "Failed Component" means a Covered Component in which a Failure has occurred.

2.    Service Life Policy.

      If a Failure occurs in any Covered Component within the following periods, Boeing will promptly, at a price calculated pursuant to this Policy, either (i) design and furnish to Buyer materials required to correct the Failed Component (excluding industry standard parts) or (ii) furnish to Buyer a replacement Covered Component:

      2.1     As to any Airframe Component or Landing Gear
Component, within 12 years after delivery of the Aircraft in which such component was initially installed; or

      2.2 As to any Spare Component, within 12 years after delivery of such Spare Component, or within 12 years after delivery by Boeing of the last new Model 737 aircraft to Buyer, whichever first expires.

3.    Price.

      The price that Buyer will pay for the correction or replacement of a Failed Component will be calculated pursuant to the following formula:

              P =      CT
                       144

      where:

      P =     price to Buyer

      C = Boeing spare parts sales price at time of correction or replacement

      T = total age in months of the Failed Component from the date of delivery to Buyer to the date of Failure.

4.    Conditions and Limitations.

      Boeing's obligations under this Policy are conditioned upon the following:

      4.1 Buyer must notify Boeing of the Failure within three months after it becomes apparent to Buyer.

      4.2 Buyer must provide reasonable evidence that the claimed Failure is covered by this Policy and if requested by Boeing, that such Failure was not the result of (i) the breakage of or a defect in a component not covered by this Policy, (ii) an extrinsic force, (iii) an act or omission of Buyer, or (iv) operation or maintenance contrary to applicable regulations or Boeing's instructions.

      4.3 If return of a Failed Component is practicable and requested by Boeing, Buyer will return such Failed Component to Boeing at Boeing's expense.

      4.4 Buyer's rights and remedies under this Policy are limited to the receipt of corrective materials or replacement components at prices calculated in accordance with this Policy.

5.    Disclaimer and Release; Exclusion of Liabilities.

      This Part C and the rights and remedies of Buyer and the obligations of Boeing herein are subject to the Disclaimer and Release and Exclusion of Consequential and Other Damages provisions of Article 12 of this Agreement.

              COVERED AIRFRAME AND LANDING GEAR COMPONENTS


1.    Wing.

      (a) Upper and lower skins and stiffeners between the forward and rear wing spars.

      (b)     Wing spar webs, chords and stiffeners.

      (c)     Inspar wing ribs.

      (d)     Inspar splice plates and fittings.

      (e)     Main landing gear support structure.

      (f) Wing center section floor beams, lower beams and spanwise beams, but not the seat tracks attached to floor beams.

      (g) Engine strut support fittings attached directly to wing primary structure.

      (h)     Wing-to-body structural attachments.

      (i) Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links;
      and for leading edge devices and trailing edge flaps.

      (j)     Trailing edge flap tracks and carriages.

      (k) Aileron, leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

2.    Body.

      (a) External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

      (b) Window and windshield structure but excluding the windows and windshields.

      (c) Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

      (d) Nose wheel well structure, including the wheel well walls, pressure deck, bulkheads, and gear support structure.

      (e) Main gear wheel well structure including pressure deck and landing gear beam support structure.

      (f) Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

      (g)     Forward and aft pressure bulkheads.

      (h) Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead including splices.

      (i) Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, decorative panels and related installation and connecting devices.

      (j) Support structure in the body for the stabilizer pivot and stabilizer screw.

3.    Vertical Stabilizer.

      (a)     External skins between front and rear spars.

      (b) Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings.

      (c)     Inspar ribs.

      (d) Rudder hinges and supporting ribs, excluding bearings.

      (e) Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

      (f) Rudder internal, fixed attachment and actuator support structure.

4.    Horizontal Stabilizer.

      (a)     External skins between front and rear spars.

      (b)     Front and rear spar chords, webs and stiffeners.

      (c)     Inspar ribs.

      (d) Stabilizer center section including hinge and screw support structure.

      (e) Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

      (f) Elevator internal, fixed attachment and actuator support structure.

5.    Engine Strut.

      (a) Strut external surface skin and doublers and stiffeners.

      (b)     Internal strut chords, frames and bulkheads.

      (c)     Strut to wing fittings and diagonal brace.

      (d) Engine mount support fittings attached directly to strut structure and including the engine-mounted support fittings.

6.    Main Landing Gear.

      (a)     Outer cylinder.

      (b)     Inner cylinder, including axles.

      (c) Upper and lower side struts, including spindles, universals and reaction links.

      (d)     Drag strut.

      (e)     Bell crank.

      (f)     Orifice support tube.

      (g)     Trunnion link.

      (h)     Downlock links including spindles and universals.

      (i)     Torsion links.

      (j)     Actuator beam, support link and beam arm.

7.    Nose Landing Gear.

      (a)     Outer cylinder.

      (b)     Inner cylinder, including axles.

      (c)     Orifice support tube.

      (d)     Upper and lower drag strut, including lock links.

      (e)     Steering plates and steering collars.

      (f)     Torsion links.


NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the Covered
        Components.

                                 PART D

BOEING INDEMNITY AGAINST PATENT INFRINGEMENT


1.    Indemnity.

      Subject to the provisions of this Part D, Boeing will indemnify and hold harmless Buyer, its officers, directors and employees from and against all claims, suits, actions, liabilities, damages and costs arising out of actual or alleged infringement, by any Aircraft or any system, accessory, equipment or part (item) installed thereon at the time of Aircraft delivery, of any patent issued under the laws of any country in which Buyer lawfully operates the Aircraft (Country).

2.    Exceptions.

      2.1 This indemnity will not apply unless, from the time of design of the allegedly infringing Aircraft or item until the resolution of the infringement claim, the Country and flag country of the Aircraft: (i) are fully bound by the Chicago Convention on International Civil Aviation of December 7, 1944, and are fully entitled to all benefits of Article 27 thereof, or
(ii) have been parties to the International Convention for the Protection of Industrial Property (Paris Convention).

      2.2 This indemnity will not apply to Buyer Furnished Equipment, Engines, any system, accessory, equipment or part that was not manufactured to Boeing's detailed design, or to any system, accessory, equipment or part manufactured to Boeing's detailed design without Boeing's authorization.

3.    Conditions and Limitations.

      Buyer's remedy and Boeing's obligations hereunder are subject to the following:

      3.1 Buyer must give Boeing written notice within 10 days after Buyer receives written notice of a suit or action against Buyer alleging infringement or within 20 days after Buyer receives a written claim of infringement.

      3.2 Following receipt of such notice Boeing may conduct negotiations with any party claiming infringement and may intervene in any suit or action. Whether or not Boeing intervenes, Boeing will be entitled at any stage of the proceedings to assume or control the defense.

      3.3 Buyer will (i) promptly furnish to Boeing all data, records and assistance within Buyer's control which are material to any such claim, suit or action and (ii) (except as to amounts mandated by a judgment) obtain Boeing's prior approval to pay or assume any liabilities, damages, royalties or costs.

      3.4 Boeing's obligations and Buyer's remedies herein exclude Buyer's incidental or consequential damages and liabilities, costs, loss of revenue or loss of profit resulting from loss of use, but include, at Boeing's option, replacing the infringing item or otherwise curing any infringement on account of which use of the Aircraft by Buyer is prevented.

      3.5 Boeing's obligations and Buyer's remedies herein are exclusive and in substitution for, and Buyer hereby waives, releases and renounces, all other indemnities, obligations and liabilities of Boeing and any assignee of Boeing, and all other rights, remedies and claims, including claims for damages, direct, incidental or consequential, of Buyer against Boeing or any assignee of Boeing, express or implied, arising by law or otherwise, with respect to any actual or alleged patent infringement or the like by any Aircraft or any item installed therein.

                                PART D-1

              BOEING INDEMNITY AGAINST COPYRIGHT INFRINGEMENT


1.    Indemnity.

      Subject to the following, Boeing will indemnify Buyer, its officers, directors and employees, with respect to claims, suits, damages and costs arising out of copyright infringement by any computer software included with the Aircraft when the Aircraft is first delivered by Boeing (Aircraft Software).

2.    Exceptions, Limitations and Conditions.

      2.1 Boeing will have no obligation to indemnify Buyer relative to Buyer Furnished Equipment, engines, software not manufactured to Boeing's detailed design, or software manufactured to Boeing's detailed design without Boeing's written authorization.

      2.2 Boeing's obligation to indemnify Buyer is limited to infringements (a) in countries where Buyer lawfully operates the Aircraft (Countries) and (b) where, from the time of creation of the allegedly infringing software until the resolution of the infringement claim, the Countries and flag country of the Aircraft are members of The Berne Union and recognize computer software as a "work" under The Berne Convention.

      2.3 Boeing will have no obligation or liability for loss of use, revenue or profit, or for any other incidental or consequential damages.

      2.4 Boeing may, at its option, replace any infringing or allegedly infringing Aircraft Software (or item containing
Aircraft Software) with a noninfringing equivalent.

      2.5 Buyer must inform Boeing in writing (a) within 10 days after Buyer receives written notice of a suit or other formal action against Buyer alleging copyright infringement involving Aircraft Software and (b) within 30 days after Buyer receives any allegation or claim in the nature of copyright infringement involving Aircraft Software.

      2.6 Boeing may negotiate with any party claiming infringement and may intervene or assume control of the defense at any stage in any infringement suit or action.

      2.7 Buyer will promptly furnish to Boeing all data, records and assistance within Buyer's possession or control which may be material to any copyright infringement claim, suit or action relating to Aircraft Software.

      2.8 Other than as required by a final judgment entered by a court of competent jurisdiction, Buyer will not make any payment or commitment to pay, assume any obligation, or make any material concession relative to any copyright infringement for which Boeing may otherwise be obligated.

      2.9 The obligations of Boeing and remedies of Buyer set forth in this Part are exclusive and in substitution for, and Buyer hereby waives, releases and renounces, all other indemnities, obligations, and liabilities of Boeing and all other rights, claims and remedies of Buyer against Boeing, express or implied, arising by law or otherwise, with respect to any actual or alleged copyright infringement or the like by any Aircraft or any item included in any Aircraft.

                                 PART E

                SUPPLIER WARRANTIES AND PATENT INDEMNITIES


1.    Supplier Warranties and Supplier Patent Indemnities.

      Boeing will use diligent efforts to obtain adequate warranties and indemnities against patent infringement enforceable by Buyer from manufacturers (Suppliers) of systems, accessories, equipment or parts installed on the Aircraft at the time of delivery that were selected and purchased by Boeing, but not manufactured to Boeing's detailed design. Boeing will furnish copies of such warranties and patent indemnities to Buyer prior to delivery of the first Aircraft.

2.    Boeing Assistance in Administration of Supplier Warranties.

      Buyer will be responsible for submitting warranty claims directly to Suppliers; however, if Buyer experiences problems enforcing any Supplier warranty obtained by Boeing for Buyer, Boeing will conduct an investigation of such problems and assist Buyer in the resolution of such claims.

3.    Boeing Support in Event of Supplier Default.

      3.1 If any Supplier defaults in the performance of a material obligation under a design, material or workmanship warranty obtained by Boeing for Buyer, and Buyer provides evidence to Boeing that such default has occurred, then the equivalent warranty and related provisions set forth in this Product Assurance Document will apply to the claimed defect.

      3.2 At Boeing's request, Buyer will assign to Boeing, and Boeing will be subrogated to, Buyer's rights against the manufacturer providing such Supplier warranty.

                                 PART F

                      ENGINE MANUFACTURER'S WARRANTY
                         AND PRODUCT SUPPORT PLAN


      Boeing has obtained from CFM International, Inc. (CFMI) the right to extend to Buyer the provisions of CFMI's warranty as set forth below (herein referred to as the "Warranty"); subject, however, to Buyer's acceptance of the conditions set forth herein. Accordingly, Boeing hereby extends to Buyer and Buyer hereby accepts the provisions of CFMI's Warranty as hereinafter set forth, and such Warranty shall apply to all CFM56-7 type Engines (including all Modules and Parts thereof) installed in the Aircraft at the time of delivery or purchased from Boeing by Buyer for support of the Aircraft except that, if Buyer and CFMI or CFM International, S.A. have executed, or hereafter execute, a General Terms Agreement, then the terms of that Agreement shall be substituted for and supersede the provisions of Paragraphs 1 through 10 below and Paragraphs 1 through 10 below shall be of no force or effect and neither Boeing nor CFMI shall have any obligation arising therefrom. In consideration for Boeing's extension of the CFMI Warranty to Buyer, Buyer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 type Engines and Buyer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities. In addition, Buyer hereby releases and discharges CFMI from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 type Engines except as otherwise expressly assumed by CFMI or CFM International, S.A. in such CFMI Warranty or General Terms Agreement between Buyer and CFMI or CFM International, S.A. and Buyer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

                    CFMI INTERNATIONAL INC. WARRANTY


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

                                 PART G

                        BOEING INTERFACE COMMITMENT


1.    Interface Problems.

      If Buyer experiences technical problems in the operation of an Aircraft or its systems, the cause of which is not readily identifiable by Buyer but which Buyer believes to be attributable to the design characteristics of the Aircraft or its systems (Interface Problem), Boeing will, without additional charge to Buyer, promptly conduct an investigation and analysis to determine the cause or causes of the Interface Problem and to recommend such corrective action as may be feasible. Buyer will furnish to Boeing all data and information in Buyer's possession relevant to the Interface Problem, and will cooperate with Boeing in the conduct of investigations and tests. Boeing will promptly advise Buyer at the conclusion of its investigation of Boeing's opinion as to the causes of the Interface Problem and Boeing's recommendation as to corrective action.

2.    Boeing Responsibility.

      If Boeing determines that the Interface Problem is primarily attributable to the design of any item manufactured to Boeing's detailed design, Boeing will correct the design of such item to the extent of any then-existing obligations of Boeing under the provisions of the applicable Boeing Warranty or Boeing Service Life Policy.

3.    Manufacturer Responsibility.

      If Boeing determines that the Interface Problem is primarily attributable to the design of an item not manufactured to Boeing's detailed design, Boeing will assist Buyer in processing a warranty claim against the manufacturer of such item.

4.    Joint Responsibility.

      If Boeing determines that the Interface Problem is partially attributable to the design of an item manufactured to Boeing's detailed design and partially to the design of an item not manufactured to Boeing's detailed design, Boeing will seek a solution to the Interface Problem through the cooperative efforts of Boeing and the manufacturer of the other item and will promptly advise Buyer of resulting corrective actions and recommendations.

5.    General.

      Buyer will, if requested by Boeing, assign to Boeing any of Buyer's rights against any manufacturer as Boeing may require to fulfill its obligations hereunder.

6.    Disclaimer and Release; Exclusion of Liabilities.

      This Part G and the rights and remedies of Buyer and the obligations of Boeing herein are subject to the Disclaimer And
Release and Exclusion of Consequential and Other Damages provisions of Article 12 of this Agreement.

                                 PART H

                                  GENERAL


1.    Duplicate Product Assurance Remedies.

      Boeing will not provide or be requested to provide multiple remedies for any claim made pursuant to the provisions of this Product Assurance Document.

2.    Notices.

      References to "Boeing" in connection with notices or communications throughout this Product Assurance Document mean
Boeing's Product Assurance Regional Manager at Renton,
Washington.

1951PA/CALCONTINENTAL AIRLINES, INC.


                    CODE TWO - MAJOR MODEL DIFFERENCES





                         CUSTOMER SUPPORT DOCUMENT

                                  between

                            THE BOEING COMPANY

                                    and

                        CONTINENTAL AIRLINES, INC.





                Exhibit C to Purchase Agreement Number 1951

                   CUSTOMER SUPPORT DOCUMENT NO. 1951


                           Dated July 23, 1996


                                Relating to


                    BOEING MODEL 737-724/-824 AIRCRAFT



     This Customer Support Document is Exhibit C to and forms a part of Purchase Agreement No. 1951 between The Boeing Company (Boeing) and CONTINENTAL AIRLINES, INC. (Buyer) relating to the purchase of Boeing Model 737-724/-824 aircraft. This Customer Support Document consists of the following parts:


     PART A     Boeing Maintenance Training Program

     PART B     Boeing Customer Support Services

     PART C     Boeing Flight Training Program

     PART D     Technical Data and Documents

     PART E     Buyer's Indemnification of Boeing and Insurance

     PART F     Alleviation or Cessation of Performance

                                 PART A

                    BOEING MAINTENANCE TRAINING PROGRAM


1.   General.

     This Part describes the maintenance training to be provided by Boeing (Maintenance Training) at Boeing's training facility at or near Seattle. The Maintenance Training will be provided at no additional charge to Buyer, except as otherwise provided herein. If any part of the Maintenance Training is not used by Buyer prior to delivery of the first Aircraft, Boeing will not be obligated to provide such Maintenance Training at a later date, unless the parties have otherwise agreed in writing.

     All instruction, examinations and materials shall be prepared and presented in the English language and in the units of measure used by Boeing.

     Buyer will be responsible for the living expenses of Buyer's personnel during Maintenance Training. For Maintenance Training provided at or near Seattle, Boeing will transport Buyer's personnel between their local lodging and the training facility.

2.   Maintenance Training Planning Conference.

     No later than 12 months prior to delivery of Buyer's first
Aircraft, Boeing and Buyer will conduct a planning conference in order to schedule and discuss the Maintenance Training.

3.   Maintenance Training Program.

     The Maintenance Training Program will (i) consist of classroom presentations supported by training materials and aids and (ii) if practicable, include an escorted tour of aircraft production areas and/or flight lines. The Maintenance Training will include the following courses:

     3.1    Mechanical/Power Plant Systems Course.

            This course provides mechanical instruction on the maintenance of the Aircraft and its systems, including engine systems. Electrical instruction, where necessary, will be provided in order to clarify mechanical system operation.

One class; up to 15 students.

     3.2    Electrical Systems Course.

            This course provides electrical instruction on the maintenance of the Aircraft and its systems, including engine systems. Mechanical instruction, where necessary, will be provided in order to clarify electrical system operation.

One class; up to 15 students.

     3.3    Avionics Systems Course.

            This course provides instruction on the maintenance of the Aircraft automatic flight control systems, communications and navigation systems. It is oriented to those personnel who specialize in trouble analysis and line maintenance on avionics systems.

One class; up to 15 students.

     3.4    Aircraft Rigging Course.

            This course provides instruction on aircraft rigging so as to provide Buyer's specialist personnel with the necessary information to rig all flight control surfaces, landing gear components, aircraft doors and engines. The conditions set forth in paragraph 4 below will be applicable with respect to Boeing's providing such course.

One class; up to 6 students at a mutually acceptable alternate facility.

     3.5    Advanced Composite Repair Course.

            This course provides instruction for Buyer's structural repair personnel and promotes understanding of the design philosophy, inspection and repair of advanced composite components.

One class; up to 8 students.

4.   Training at a Facility Other Than Boeing's.

     If requested prior to the conclusion of the Maintenance Training Planning Conference, Boeing will conduct the classroom training described above (except for the Advanced Composite Repair Course) at a mutually acceptable alternate training site, subject to the following conditions:

     4.1 Buyer will be responsible for providing acceptable classroom space and training equipment required to present the Boeing courseware.

     4.2 Buyer will pay Boeing's then-current per diem charge for each Boeing instructor for each day, or fraction thereof, such instructor is away from Seattle, including travel time.

     4.3 Buyer will reimburse Boeing for round-trip transportation for Boeing's instructors and training materials between Seattle and such alternate training site.

     4.4 Buyer will pay, or reimburse Boeing for, all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing's providing the training at such alternate site.

     4.5 Those portions of training that require the use of Boeing's training devices shall be conducted at Boeing-designated facilities.

5.   Supplier Training.

     The Maintenance Training includes sufficient information on the location, operation and servicing of Aircraft equipment, accessories and parts provided by suppliers to support line maintenance functions.

     If Buyer requires additional maintenance training with respect to any supplier-provided equipment, accessories or parts, Buyer will schedule such training directly with the supplier. If Buyer experiences difficulty in scheduling such training, Boeing will, if requested, assist Buyer in coordinating and scheduling such training.

6.   Student Training Material.

     No revision service will be provided for the material provided hereunder.

     6.1    Manuals.

            Boeing will provide at the beginning of each Maintenance Training course 1 copy of a training manual or equivalent for each student attending such course.

     6.2    Panel Description/Component Locator Guide/
            Field Trip Checklist Manual.

            Boeing will provide 1 copy of a Panel
Description/Component Locator Guide/Field Trip Checklist Manual for each student in each applicable Maintenance Training course.

7.   Other Training Material.

     At the conclusion of the Maintenance Training Program, Boeing will provide to Buyer 1 set of the following training materials, as used in the full Aircraft systems courses. Revision service will not be provided for these materials.

     7.1    Visual Aids.

            7.1.1Blackline 8-1/2 x 11-inch projection transparencies.

            7.1.2Full-scale instrument panel wall charts in the form of black and white copies and mylar reproducible copies.

            7.1.3Training slides.

     7.2    Reproducible Masters.

            8-1/2 x 11-inch prints suitable for black and white reproduction of all graphics and applicable text.

     7.3    Video Programs.

            Video programs on 3/4-inch U-matic or 1/2-inch VHS cassette formats in NTSC, PAL or SECAM standards, as selected by Buyer.

     7.4    Computer-Based Training (CBT) Courseware.

            CBT courseware, and instructions for courseware installation and operation.

     7.5    Shipment of Materials.

            The training materials described above will be shipped to Buyer 30 days after completion of the first class of each applicable Maintenance Training course.

     7.6    Training Material - Aircraft Configuration.

            The visual aids and reproducible masters (except training slides and CBT) described above will, at the conclusion of the shipments thereof, reflect the configuration of the first Aircraft as delivered to Buyer. CBT Courseware will reflect the major configuration of the first Aircraft delivered to Buyer.

8.   Course Completion Records.

     At the completion of the Maintenance Training, Boeing will provide Buyer with course completion records consisting of the following:

     8.1    Master copies of all examinations given.

     8.2    Attendance and examination records for each student.

     8.3 Certificate of completion for each course each student successfully completes.

                                 PART B

                     BOEING CUSTOMER SUPPORT SERVICES


1.   General.

     This Part describes the support services to be provided by Boeing at no additional charge to Buyer, unless otherwise specified herein. Except with respect to Field Services, the services described in this Part will be provided by Boeing during a period commencing with delivery of the first Aircraft and continuing so long as one Aircraft is regularly operated by Buyer in commercial air transport service.

2.   Field Service Engineering.

     Boeing will furnish field service representation to advise
Buyer on maintenance and operation of the Aircraft (Field
Services) as follows:

     2.1 Field Services will be available to Buyer at or near Buyer's main maintenance or engineering facility for a period beginning prior to delivery of the Aircraft and terminating 12 months after delivery of the Aircraft. If such Field Service Periods overlap, the Field Services will be provided concurrently.

     2.2 Buyer will furnish at no charge to Boeing suitable office space and equipment that will include desks, chairs, file cabinets and an electrical power source in, or convenient to, Buyer's facility where each/any Boeing representative is providing Field Services. As required, Buyer will assist each representative providing Field Services with visas, work permits, customs, mail handling, identification passes, and local airport authorities.

     2.3 In addition to the Field Services referred to above, the services of any Boeing field service representative will also be available to Buyer anywhere Buyer may land the Aircraft.

     2.4 Boeing may, from time to time, provide additional support services in the form of Boeing personnel visiting Buyer's facilities to work with Buyer's personnel in an advisory capacity.
3.Additional Engineering Support Services.

     Boeing will, if requested by Buyer in writing, provide technical advisory assistance with respect to the Aircraft and accessories, equipment and parts manufactured to Boeing's detailed design and installed in the Aircraft at the time of delivery. Such technical advisory assistance, which will be provided from Seattle, will include:

     3.1 analysis of and comment on any Aircraft service or operational problem experienced by Buyer in order to determine the nature of the problem and its cause and to suggest possible solutions;

     3.2 analysis of and comment on Buyer's engineering releases relating to structural repairs of the Aircraft not covered by Boeing's Structural Repair Manual; and

     3.3 analysis of and comment on Buyer's engineering proposals for changes in, or replacement of, parts, accessories or equipment manufactured to Boeing's detailed design (excluding computer software embedded or included therein); provided that Boeing will not analyze or comment on any such change or replacement which constitutes a major structural change, nor on any engineering release related thereto, unless Buyer's request for such analysis and comment is accompanied by complete detailed drawings, substantiating data (including data, if any, required by applicable government agencies), all stress or other appropriate analysis, and a specific statement from Buyer of the kind of review and response desired by Buyer.

4.   Special Services.

     4.1    Facilities, Ground Equipment and Maintenance Planning
Assistance.

            Boeing will, at Buyer's request, send qualified Boeing engineering representatives to Buyer's main base to evaluate Buyer's technical facilities, tools and equipment for servicing and maintaining the Aircraft, to recommend changes where necessary and to assist in the formulation of Buyer's overall maintenance plan.

    4.2    Additional Services.

            Boeing may, at Buyer's request, provide additional special services with respect to the Aircraft after delivery, which services may include such items as Master Changes (Kits and/or Data), training, and maintenance and repair of the Aircraft. The provision of such additional services will be subject to (i) a mutually acceptable price, schedule and scope of work and (ii) Boeing's then-current standard contract therefor, including disclaimer and release, exclusion of consequential and other damages, and indemnification and insurance requirements.

     4.3    Post-Delivery Aircraft Services.

            If Boeing performs unanticipated work on an Aircraft after delivery of such Aircraft, but prior to its initial departure flight, or upon its return to Boeing's facilities prior to completion of such flight, the following provisions will apply:

            4.3.1 Title to and risk of loss of any such Aircraft will at all times remain with Buyer.

            4.3.2 The provisions of the Boeing Warranty set forth in Exhibit B of this Agreement will apply to such work.

            4.3.3 Buyer will reimburse Boeing for such work to the extent not covered by the Boeing Warranty applicable to the Aircraft.

            4.3.4 The disclaimer and release and Exclusion of Consequential and Other Damages provisions set forth in Article 12 of this Agreement and the indemnification and insurance provisions set forth in this Exhibit C will apply to such Boeing work.

            4.3.5 In performing such work, Boeing may rely upon the commitment authority of Buyer's personnel requesting such work.

5.   Additional Informational Services.

     Boeing may, from time to time, provide Buyer with additional services in the form of information about the Aircraft or other aircraft of the same type, including information concerning design, manufacture, operation, maintenance, modification, repair and in-service experience.

                                 PART C

                      BOEING FLIGHT TRAINING PROGRAM


1.   General.

     This Part describes the flight training to be provided by Boeing (Flight Training) at or near Seattle, or at some other location to be determined pursuant to this Part. The Flight Training will be provided at no additional charge to Buyer, except as otherwise provided herein.

     All instruction, examinations and materials will be prepared and presented in the English language and in the units of measure used by Boeing.

     Buyer will be responsible for the living expenses of Buyer's personnel during the Flight Training Program. For Flight
Training provided at or near Seattle, Boeing will transport
Buyer's personnel between their local lodging and the training facility.

2.   Flight Training Differences Program.

     In conjunction with earlier sales to Buyer of aircraft of the same model type as the Aircraft, Boeing has provided to Buyer comprehensive flight training for such aircraft. If requested by Buyer at least 12 months prior to delivery of the first Aircraft, Boeing agrees to provide, if required, 1 classroom training class to acquaint up to 4 cockpit crews of Buyer's personnel with any operational, systems and performance differences significant to the operation of the Aircraft, between the first Aircraft scheduled for delivery pursuant to this Agreement and the last aircraft of the same model type as the aircraft previously delivered by Boeing to Buyer. Such course will be scheduled by mutual agreement of Boeing's and Buyer's flight training organizations.

3.   Student Training Material.

     Student training material, in Boeing's then-standard format, will be provided to Buyer's personnel (1 set per student) as listed below. No revision service will be provided for the material provided hereunder.

            Operations Manual
            Quick Reference Handbook

4.   Other Training Material.

     At the conclusion of the Differences Flight Training, Boeing will provide 1 set of the following materials, as used in the Flight Training Program. Revision service will not be provided for these materials.

     4.1    Computer Based Training (CBT).

            Boeing will provide a copy of Boeing developed CBT materials used in the Flight Training Program. The CBT Courseware will reflect the major configuration of Buyer's first Aircraft. Buyer will require certain equipment and materials in order to use the CBT Program. Equipment and materials required to run the CBT Program will be procured by Buyer at Buyer's expense. The CBT materials provided include the following:

            4.1.1 1 copy of lesson files supplied on CD-ROM disc.

            4.1.2    1 paper copy of loading and operation
instructions for installing the lessons on an MS-DOS compatible
Personal Computer or File Server.

            4.1.3 1 copy of the runtime software required to run the CBT lessons.

     4.2    Full-Scale Color Instrument Panel Wall Charts.

5.   Training at a Facility Other Than Boeing's.

     If seasonably requested, Boeing will conduct the Flight
Training at a mutually acceptable alternate training site, subject to the following conditions:

     5.1 Buyer will be responsible for providing classroom space acceptable to Boeing, a flight simulator and training equipment required to present the Boeing courseware.

     5.2 Buyer will pay Boeing's then-current per diem charge for each Boeing instructor for each day, or fraction thereof, such instructor is away from Seattle, including travel time.

     5.3 Buyer will reimburse Boeing for round-trip transportation for Boeing's flight training instructors and materials between Seattle and such alternate site.

     5.4 Buyer will pay, or reimburse Boeing for, all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing's providing the training at such alternate site.

     5.5 Those portions of the training that require the use of Boeing's training devices, if any, will be conducted at Boeing-designated facilities.

                                 PART D

                       TECHNICAL DATA AND DOCUMENTS


1.   General.

     Boeing will furnish to Buyer the data and documents set forth herein at no additional charge to Buyer, unless otherwise specified herein. Such data and documents will, where applicable, be prepared essentially in accordance with the provisions of Revision 33 to Air Transport Association of America
(ATA) Specification No. 100, dated June 1, 1956, entitled "Specification for Manufacturers' Technical Data," with the following specific exceptions: The Illustrated Parts Catalog will be prepared essentially in accordance with the provisions of Revision 28; the Overhaul and Component Maintenance Manuals will be written to the ATA Revision level established for the airplane model the component was originally used on. Such data and documents are only intended to provide Buyer with pertinent information on components, equipment and installations designed by Boeing for aircraft of the same model type as the Aircraft. Such data and documents will be in English and in the units of measure used by Boeing, except as otherwise specified herein or as may be required to reflect Aircraft instrumentation.

Digitally-produced data and documents will, where applicable for the Model 737-724, be prepared essentially in accordance with the provisions of Revision 0 of Air Transport Association of America
(ATA) Specification 2100, dated January 1994, entitled "Digital Data Standards for Aircraft Support."

2.   Treatment of Data and Documents.

     2.1 The data and documents provided by Boeing under this Agreement ("Documents") are licensed to Buyer. They contain confidential, proprietary and/or trade secret information belonging to Boeing; and Buyer will treat them in confidence and use and disclose them only for Buyer's own internal purposes as specifically authorized herein. If Buyer makes copies of any Documents, the copies will also belong to Boeing and be treated as Documents under this Agreement. Buyer will preserve all restrictive legends and proprietary notices on all Documents and copies.

     2.2 All Documents will only be used: (a) for the purpose of maintenance, repair, or modification of an Aircraft or spare part as permitted in the Spare Parts GTA or Customer Services GTA between Buyer and Boeing, and then only in connection with an Aircraft or spare part for which the Document in question is tabulated or identified by Boeing serial number, and (b) for the purpose of Buyer's own development and manufacture of training devices for use by Buyer, in connection with the Aircraft.

     2.3 Any Document may be provided to Buyer's contractors for maintenance, repair, or modification of the Aircraft; and Airplane Flight Manuals, Operations Manuals, Aircraft Maintenance Manuals, Wiring Diagram Manuals, System Schematics Manuals, Component Maintenance/Overhaul Manuals and assembly and installation drawings may be provided to Buyer's contractors for development and manufacture of training devices for use by Buyer, but in both cases, only if Buyer's contractor is, at the time of transfer of Documents, bound by a Boeing Customer Services GTA, or other appropriate proprietary information protection agreement with Boeing, applicable to the Documents.

3.   Document Formats and Quantities.

     The documents set forth in the Attachment will be provided by Boeing to Buyer in the quantities and formats to be determined during Buyer's Planning Conference wherein the Boeing Spares Organization will outline a Customer Support plan for the introduction of these Aircraft. Revisions to such Documents will be provided as necessary to reflect the configuration, at time of delivery, of the Aircraft to which this Part D applies. Space is provided in the Attachment for Buyer and Boeing to indicate changes, mutually agreed upon concurrently with signing this Agreement, in the quantities and formats of such Documents to be hereinafter provided.

In the event Boeing determines that revisions would not be appropriate for any of the Documents described in the Attachment, Boeing reserves the right to furnish to Buyer, in lieu of such revisions, a separate publication of such Document for the Aircraft in the same format and quantity as indicated in the Attachment. Revision service for such publication will be the same as for the document it replaces.

4.   Revision Service.

     Further revisions to any such documents will be provided as set forth in the original purchase agreement, purchase agreement supplement, or as may have been amended by the parties, for such aircraft.

5.   Supplier Technical Data.

     Boeing will continue to maintain the supplier data program referred to in the purchase agreement or purchase agreement supplement under which data and documents for Buyer's aircraft of the same model type as the Aircraft were originally provided to Buyer. As indicated in such prior purchase agreement or supplement, the provisions of such supplier data program are not applicable to items of Buyer Furnished Equipment

6.   Additional Data and Documents.

     If Boeing provides data or documents other than Documents which are not covered by a Boeing Customer Services GTA or other proprietary information protection agreement between Boeing and Buyer, all such data and documents will be considered things delivered under this Agreement and treated as Documents.

7.   Buyer's Shipping Address.

     Boeing will ship the Documents furnished hereunder to Buyer's shipping address for data and documents previously provided to Boeing. Buyer shall promptly notify Boeing of any change to such address.

                                                    ORIGINAL    REVISED
ITEM   NAME                                          QUANTITY    QUANTITY     FORMAT
A.     FLIGHT OPERATIONS:

 1.    Airplane Flight Manual                                                 Printed 1 Side

       NOTE:  An additional copy is
              placed aboard each
              airplane at delivery
              as required by FAR's.

 2.    Operations Manual and Quick                                            Printed 2 Sides
       Reference Handbook

 3.    Weight and Balance Control                                             Reproduced
       and Loading Manual

 4.    Dispatch Deviation                                                     Printed 2 Sides
       Procedures Guide

 5.    Flight Crew Training Manual                                            Printed 2 Sides

 6.    Performance Engineer's Manual                                          Printed 2 Sides

 7.    Fault Reporting Manual                                                 Printed 2 Sides

B.     MAINTENANCE

 1.    Aircraft Maintenance Manual                                            Printed 2 Sides

                                                                              Printed 1 Side

                                                                              Microfilm, 16mm,
                                                                              Duplicate

                                                                              Microfilm, 16mm,
Master

                                                                              Digital Format

 2.    Wiring Diagram Manual                             1           1        Full-Size Mylar
                                                                              Reproducible of any
                                                                              Wiring Diagram or
                                                                              Chart on specific
                                                                              request therefor
                                                         1           1        One set of 35mm
                                                                              Aperture Cards of all
                                                                              Wiring Diagrams and
                                                                              Charts

                                                                              Standard Printed
                                                                              Copies of Entire
                                                                              Manual

                                                                              Standard Printed
                                                                              Copies of all
                                                                              sections except EDP
                                                                              portion

                                                                              EDP portion in
                                                                              Microfilm, 16mm,
                                                                              Duplicate

                                                                              EDP portion in
                                                                              Microfilm, 16mm,
                                                                              Master

                                                                              Entire Manual,
                                                                              Microfilm, 16mm,
                                                                              Duplicate

                                                                              Entire Manual,
                                                                              Microfilm, 16mm,
                                                                              Master

                                                                              Digital Format

 3.    System Schematics Manual                                               Printed 2 Sides

                                                                              Full-Size Mylar
                                                                              Reproducibles of any
                                                                              page, upon specific
                                                                              request therefor

                                                                              35mm Aperture Cards

                                                                              Schematics,
                                                                              Microfilm, 16mm,
                                                                              Duplicate

                                                                              Microfilm, 16mm,
                                                                              Master

                                                                              Digital Format

 4.    Electrical Connectors                                                  Printed
       Options Document

 5.    Fault Isolation Manual                                                 Printed 2 Sides or
       (if separate)
                                                                              Microfilm, 16mm,
                                                                              Duplicate

                                                                              Microfilm, 16mm,
                                                                              Master

                                                                              Digital Format

 6.    Structural Repair Manual                                               Printed 2 Sides

                                                                              Printed 1 Side

                                                                              Microfilm, 16mm,
                                                                              Duplicate

                                                                              Microfilm, 16mm,
                                                                              Master

                                                                              Digital Format

 7.    Component Maintenance/                                                 Printed 2 Sides
       Overhaul Manuals
                                                                              Microfilm, 16mm,
                                                                              Duplicate

                                                                              Microfilm, 16mm,
                                                                              Master

 8.    Chapter 20 Standard                                                    Printed 2 Sides
       Overhaul Practices Manual
       (total quantity - all models)                                          Printed 1 Side

                                                                              Microfilm, 16mm,
                                                                              Duplicate

                                                                              Microfilm, 16mm,
                                                                              Master

 9.    Chapter 20 Standard Wiring                                             Printed 2 Sides
       Practices Manual
       (total quantity - all models)                                          Microfilm, 16mm,
                                                                              Duplicate

                                                                              Microfilm, 16mm,
                                                                              Master

                                                                              Digital Format

10.    Nondestructive Test                                                    Printed 2 Sides
       Manual
                                                                              Printed 1 Side

                                                                              Microfilm, 16mm,
                                                                              Duplicate

                                                                              Microfilm, 16mm,
                                                                              Master

11.    Service Bulletins                                                      Printed 2 Sides

12.    Service Bulletin Index                                                 Printed 2 Sides

13.    Corrosion Prevention Manual                                            Printed 2 Sides

                                                                              Printed 1 Side

                                                                              Microfilm, 16mm,
                                                                              Duplicate

                                                                              Microfilm, 16mm,
                                                                              Master

14.    Fuel Measuring Stick                                                   Reproduced
       Calibration Document

15.    Power Plant Buildup Manual                                             Printed 2 Sides

                                                                              Printed 1 Side

                                                                              Microfilm, 16mm,
                                                                              Duplicate

                                                                              Microfilm, 16mm,
                                                                              Master

                                                                              Digital Format

16.    In-Service Activity Report                                             Printed

17.    Significant Service Item                                               Printed
       Summary

18.    All Operators Letters                                                  Printed

19.    Service Letters                                                        Printed

20.    Maintenance Tips                                                       Printed

21.    FMS BITE Manual                                                        Printed 2 Sides

                                                                              Microfilm, 16mm,
                                                                              Duplicate

                                                                              Microfilm, 16mm,
                                                                              Master

22.    Production Management Data Base                                        Digital Format
       (PMDB)

23.    Combined Index                                                         Printed 2 Sides

                                                                              Digital Format

C.    MAINTENANCE PLANNING

 1.    Maintenance Planning                                                   Printed
       Data Documents

 2.    Maintenance Task Cards                                                 Printed 1 Side

 3.    Maintenance Inspection                                                 Printed
       Intervals Report
       (total quantity - all models)

D.     SPARES

 1.    Illustrated Parts Catalog                                              Printed 2 Sides
       (select one format only)
                                                                              Printed 1 Side

                                                                              Microfilm (16mm)

                                                                              Microfilm (Silver
                                                                              Halide)

 2.    Standards Books

       a.  Index                                                              Printed 2 Sides

                                                                              Microfilm

       b.  Parts Standards                                                    Printed 2 Sides

                                                                              Microfilm

       c.  Parts Specifications                                               Printed 2 Sides

                                                                              Microfilm

       d.  Standards for Repair                                               Printed 2 Sides

                                                                              Microfilm

       e.  Obsolete Standards                                                 Printed 2 Sides

                                                                              Microfilm

       f.  Commercial Markers                                                 Printed 2 Sides

                                                                              Microfilm

       g.  Commercial Markers 737                                             Printed 2 Sides

                                                                              Microfilm

       h.  Passenger Cabin Symbology                                          Printed 2 Sides
           (Commercial Placards)
                                                                              Microfilm

       i.  Process Standards                                                  Printed 2 Sides

                                                                              Microfilm

       j.  Material Standards                                                 Printed 2 Sides

                                                                              Microfilm

       k.  Drafting Standards Practices                                       Printed 2 Sides

                                                                              Microfilm

       l.  Specification Support                                              Printed 2 Sides
           Standards
                                                                              Microfilm

E.     FACILITIES AND EQUIPMENT PLANNING

 1.    Facilities and Equipment                                               Printed 2 Sides
       Planning Document

 2.    Special Tool and Ground                                                Sets Aperture
       Handling Equipment Drawings                                            Cards

                                                                              Sets Reproducible

                                                                              Sets Black & White
                                                                              Copies

 3.    Special Tool and Ground                                                Printed 2 Sides
       Handling Equipment Drawings
       Index

 4.    Supplementary Tooling                                                  Printed 2 Sides
       Documentation
       (Total quantity - all models)

 5.    System Test Equipment                                                  Printed 1 Side
       Document

 6.    Illustrated Tool and                                                   Printed 2 Sides
       Equipment Manual
                                                                              Printed 1 Side
                                                                              Microfilm, 16mm,
Duplicate

                                                                 Microfilm, 16mm, Master

 7.    Airplane Recovery Document                                             Printed 2 Sides

 8.    Aircraft Rescue and                                                    Printed
       Firefighting Document

 9.    Engine Handling Document                                               Printed 2 Sides

F.     EROPS

       Configuration, Maintenance                                             Printed 2 Sides
       and Procedures for Extended
       Range Operations Document

G.     COMPUTER SOFTWARE DOCUMENTATION FOR AIRBORNE COMPONENTS

       Computer Software Index                                                Printed 2 Sides

H.     Supplier Technical Data

       Product Support Supplier                                               Printed
       Directory (total quantity -
       all models)

                                 PART E

              BUYER'S INDEMNIFICATION OF BOEING AND INSURANCE


1.   Buyer's Indemnification Of Boeing.

     Buyer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way related to the performance by Boeing of training, services or other obligations pursuant to this Exhibit C, whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing, whether active, passive or imputed.

     1.1 With regard to training, services and obligations other than Revenue Service Training, the foregoing indemnification will not apply to the legal liability to persons or parties other than Buyer or Buyer's assignees arising out of an accident caused solely by a product defect in an Aircraft.

     1.2 With regard to Revenue Service Training, the foregoing indemnification will apply to the legal liability to persons or parties other than Buyer or Buyer's assignees, even if arising out of an accident caused solely by a product defect in an Aircraft.

2.   Buyer's Insurance.

     Evidence of insurance will be required 30 days prior to the scheduled delivery of the first Aircraft. Accordingly, Buyer will provide certificates of insurance specifically referencing the Agreement and paragraph 1 of this Part E. In addition to showing policy number, limits of liability, and effective dates of coverage, such certificates will contain but not be limited to the following provisions:

     2.1    Hull All Risk; Hull War & Allied Perils Insurance.

            Insurers and/or reinsurers will hold harmless and waive all rights of subrogation against Boeing for any damages or claims arising out of these Exhibit C services.

     2.2    Aircraft Liability Insurance.

            (a) To name Boeing as an additional insured in connection with the performance by Boeing of training, services, or other obligations provided under this Exhibit C.

            (b) To provide that the insurance arranged herein will be primary and without right of contribution with respect to any other insurance which may be available for the protection of Boeing.

            (c) To provide that all provisions of the insurance, except the limits of liability, will operate to give each insured or additional insured the same protection as if there were a separate policy issued covering each insured or additional insured.

            (d) To provide that no act, omission, breach of any warranty or condition, or misrepresentation on the part of the Insured or any other person or party (other than by Boeing) will void, exclude, minimize, or adversely change this coverage as it applies to Boeing.

     2.3    For Coverages Specified in 2.1 and 2.2.

            (a) Acknowledgment from Buyer's insurance broker that the insurers and/or reinsurers have been provided a copy of the Agreement and accept and insure the risks and indemnity herein to the extent of the coverage and endorsements as described in this certificate.


            (b) To give 30 day written notice of cancellation, termination or adverse material alteration of the policies (7 day written notice in the event of War Risk or such lesser period as may be in effect with prior notice).

            (c) That Boeing will not be responsible for payment, set off, or assessment of any kind of any premiums in connection with the policies, endorsements or coverages described herein.

            (d) For the purpose of this Part E, "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.

     If more than one Aircraft is to be delivered under the Purchase Agreement, the insurance certificates must reference all Aircraft when delivered or separate certificates must be supplied for each Aircraft. The certificates of insurance will be kept current and valid.

                                 PART F

                  Alleviation or Cessation of Performance


     Boeing will not be required to provide any services, training, data or goods at a facility (other than its own) while:

     1. a labor stoppage or dispute in progress involving Buyer exists;

     2. wars or warlike operations, riots or insurrections in the country where such facility is located exist;

     3. conditions at such facility which, in the opinion of Boeing, are detrimental to the general health, welfare or safety of its personnel and/or their families exist;

     4. the United States Government refuses permission to any Boeing personnel or their families to enter the country where such facility is located, or recommends that any Boeing personnel or their families leave such country; or

     5. the United States Government refuses Boeing permission to deliver goods or services to the country where such facility is located.

     Boeing further reserves the right, upon the occurrence of any of such events, subsequent to the location of Boeing personnel at Buyer's facility, to immediately and without prior notice relocate its personnel and their families to a place of Boeing's choosing. Any delay resulting therefrom will be deemed a delay by mutual agreement.

1951PA/CALCONTINENTAL AIRLINES, INC.





                         AIRCRAFT PRICE ADJUSTMENT

                                  between

                            THE BOEING COMPANY

                                    and

                        CONTINENTAL AIRLINES, INC.





                Exhibit D to Purchase Agreement Number 1951


                           737-724/-824 Aircraft

                         PRICE ADJUSTMENT DUE TO
                           ECONOMIC FLUCTUATIONS
                         AIRCRAFT PRICE ADJUSTMENT
                             (1995 Base Price)


1.   Formula.

     The Aircraft Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

     P = Aircraft Basic Price (as set forth in Article 3.2 of this Agreement).

     ECI = A value using the "Employment Cost Index for workers in aerospace manufacturing" (aircraft manufacturing, standard industrial classification code 3721, compensation, base month and year June 1989 = 100), as released by the Bureau of Labor Statistics, U.S. Department of Labor on a quarterly basis for the months of March, June, September and December, calculated as follows: A three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) will be determined using the months set forth in the table below for the applicable Aircraft, with the released Employment Cost Index value described above for the month of March also being used for the months of January and February; the value for June also used for April and May; the value for September also used for July and August; and the value for December also used for October and November.

     ICI = The three-month arithmetic average of the released monthly values for the Industrial Commodities Index as set forth in the "Producer Prices and Price Index" (Base Year 1982 = 100) as released by the Bureau of Labor Statistics, U.S. Department of Labor values (expressed as a decimal and rounded to the nearest tenth) for the months set forth in the table below for the applicable Aircraft.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

                                  Months to be Utilized
Month of Scheduled                in Determining the
Aircraft Delivery                 Value of ECI and ICI

January                           June  B, July  B, Aug.  B
February                          July  B, Aug.  B, Sept. B
March                             Aug.  B, Sept. B, Oct.  B
April                             Sept. B, Oct.  B, Nov.  B
May                               Oct.  B, Nov.  B, Dec.  B
June                              Nov.  B, Dec.  B, Jan.  D
July                              Dec.  B, Jan.  D, Feb.  D
August                            Jan.  D, Feb.  D, Mar.  D
September                         Feb.  D, Mar.  D, Apr.  D
October                           Mar.  D, Apr.  D, May   D
November                          Apr.  D, May   D, June  D
December                          May   D, June  D, July  D

The following definitions of B and D will apply:

     B = The calendar year before the year in which the scheduled month of delivery as set forth in Article
            2.1 occurs.

     D = The calendar year during which the scheduled month of delivery as set forth in Article 2.1 occurs.

2. If at the time of delivery of an Aircraft Boeing is unable to determine the Aircraft Price Adjustment because the applicable values to be used to determine the ECI and ICI have not been released by the Bureau of Labor Statistics, then:

     2.1 The Aircraft Price Adjustment, to be used at the time of delivery of the Aircraft, will be determined by utilizing the escalation provisions set forth above. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Aircraft Price Adjustment. If no values have been released for an applicable month, the provisions set forth in Paragraph 2.2 below will apply. If prior to delivery of an Aircraft the U.S. Department of Labor changes the base year for determination of the ECI or ICI values as defined above, such rebased values will be incorporated in the Aircraft Price Adjustment calculation. The payment by Buyer to Boeing of the amount of the Purchase Price for such Aircraft, as determined at the time of Aircraft delivery, will be deemed to be the payment for such Aircraft required at the delivery thereof.

     2.2 If prior to delivery of an Aircraft the U.S. Department of Labor substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Aircraft Price Adjustment, the parties will, prior to delivery of any such Aircraft, select a substitute for such values from data published by the Bureau of Labor Statistics or other similar data reported by non-governmental United States organizations, such substitute to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original values as they may have fluctuated during the applicable time period. Appropriate revision of the formula will be made as required to reflect any substitute values. However, if within 24 months from delivery of the Aircraft the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Aircraft Price Adjustment, such values will be used to determine any increase or decrease in the Aircraft Price Adjustment from that determined at the time of delivery of such Aircraft.

     2.3 In the event escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Purchase Price of any affected Aircraft to reflect an allowance for increases or decreases in labor compensation and material costs occurring since February, 1995, which is consistent with the applicable provisions of paragraph 1 of this Exhibit D.

3. For the calculations herein, the values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Aircraft Price Adjustment.

Note: Any rounding of a number, as required under this Exhibit D with respect to escalation of the Aircraft price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.

1951PA/CALCONTINENTAL AIRLINES, INC.





               BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

                                  between

                            THE BOEING COMPANY

                                    and

                        CONTINENTAL AIRLINES, INC.





                Exhibit E to Purchase Agreement Number 1951

              BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

                           Dated July 23, 1996

                                Relating to

                         BOEING MODEL 737 AIRCRAFT




This Buyer Furnished Equipment Provisions Document is Exhibit E to and forms a part of Purchase Agreement No. 1951, between The Boeing Company (Boeing) and CONTINENTAL AIRLINES, INC. (Buyer) relating to the purchase of Boeing Model 737-724/-824 aircraft.

              BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT


1.   General.

     Certain equipment to be installed in the Aircraft is furnished to Boeing by Buyer at Buyer's expense. This equipment is designated "Buyer Furnished Equipment" (BFE) and is listed in the Detail Specification. On or before April 4, 1997 for Model 737-724 and July 3, 1997 for Model 737-824, Boeing will provide to Buyer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth in the attachment to this Exhibit.

2.   Supplier Selection.

     Buyer will:

     2.1 Select and notify Boeing of the suppliers of the following BFE items by the following dates should these items not be selected as SPE by Buyer:

                                       Model 737-724    Model 737-824

     Galley System                        10/9/96          2/12/97

     Seats (passenger)                    9/03/96          9/03/96

     2.2 Meet with Boeing and such selected BFE suppliers promptly after such selection to:

           2.2.1 complete BFE configuration design requirements for such BFE; and

           2.2.2 confirm technical data submittal dates for BFE certification.

3.   Buyer's Obligations.

     Buyer will:

     3.1 comply with and cause the supplier to comply with the provisions of the BFE Document or BFE Report;

           3.1.1 deliver technical data (in English) to Boeing as required to support installation and FAA certification in accordance with the schedule provided by Boeing or as mutually agreed upon during the BFE meeting referred to above;

           3.1.2 deliver BFE including production and/or flight training spares to Boeing in accordance with the quantities and schedule provided therein; and

           3.1.3    deliver appropriate quality assurance
documentation to Boeing as required with each BFE part (D6-56586, "BFE Product Acceptance Requirements");

     3.2 authorize Boeing to discuss all details of the BFE directly with the BFE suppliers;

     3.3 authorize Boeing to conduct or delegate to the supplier quality source inspection and supplier hardware acceptance of BFE at the supplier location;

           3.3.1 require supplier's contractual compliance to Boeing defined source inspection and supplier delegation programs, including availability of adequate facilities for Boeing resident personnel; and

           3.3.2 assure that Boeing identified supplier's quality systems be approved to Boeing document D1-9000;

     3.4 provide necessary field service representation at Boeing's facilities to support Boeing on all issues related to the installation and certification of BFE;

     3.5 deal directly with all BFE suppliers to obtain overhaul data, provisioning data, related product support documentation and any warranty provisions applicable to the BFE;

     3.6 work closely with Boeing and the BFE suppliers to resolve any difficulties, including defective equipment, that arise;

     3.7 be responsible for modifying, adjusting and/or calibrating BFE as required for FAA approval and for all related expenses;

     3.8 warrant that the BFE will meet the requirements of the Detail Specification; and

     3.9 be responsible for providing equipment which is FAA certifiable at time of Aircraft delivery, or for obtaining waivers from the applicable regulatory agency for non-FAA certifiable equipment.

4.   Boeing's Obligations.

     Other than as set forth below, Boeing will provide for the installation of and install the BFE and obtain certification of the Aircraft with the BFE installed.

5.   Nonperformance by Buyer.

     If Buyer's nonperformance of obligations in this Exhibit or in the BFE Document causes a delay in the delivery of the Aircraft or causes Boeing to perform out-of-sequence or additional work, Buyer will reimburse Boeing for all resulting expenses and be deemed to have agreed to any such delay in Aircraft delivery. In addition Boeing will have the right to:

     5.1 provide and install specified equipment or suitable alternate equipment and increase the price of the Aircraft accordingly; and/or

     5.2 deliver the Aircraft to Buyer without the BFE installed.

6.   Return of Equipment.

     BFE not installed in the Aircraft will be returned to Buyer in accordance with Buyer's instructions and at Buyer's expense.

7.   Title and Risk of Loss.

     Title to and risk of loss of BFE will at all times remain with Buyer or other owner. Boeing will have only such liability for BFE as a bailee for mutual benefit would have, but will not be liable for loss of use.

8.   Indemnification of Boeing.

     Buyer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including any Aircraft, arising out of or in any way connected with any nonconformance or defect in any BFE and whether or not arising in tort or occasioned in whole or in part by the active, passive or imputed negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the BFE.

9.   Patent Indemnity.

     Buyer hereby indemnifies and holds harmless Boeing from and against all claims, suits, actions, liabilities, damages and costs arising out of any actual or alleged infringement of any patent or other intellectual property rights by BFE or arising out of the installation, sale or use of BFE by Boeing.

10.  Definitions.

     For the purposes of the above indemnities, the term "Boeing" includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

                   BOEING MODEL 737-724/-824 AIRCRAFT


Item                        Preliminary On-Dock Dates

Dates for 1st delivery of each model:

                            737-724            737-824
                            [CONFIDENTIAL MATERIAL OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT.]
                            Aircraft           Aircraft

Seats                       10/14/97           2/17/98

Galleys                     10/9/97            2/12/98

Electronics                 10/1/97            2/3/98

Furnishings                 10/7/97            2/9/98

1951PA/CALCONTINENTAL AIRLINES, INC.





                          DEFINED TERMS DOCUMENT

                                  between

                            THE BOEING COMPANY

                                    and

                        CONTINENTAL AIRLINES, INC.





                Exhibit F to Purchase Agreement Number 1951

                         DEFINED TERMS DOCUMENT

                          Dated July 23, 1996

                                Relating to

                    BOEING MODEL 737-724/-824 AIRCRAFT





     This Document is Exhibit F to and forms a part of Purchase
Agreement No. 1951 (Agreement) between The Boeing Company
(Boeing) and CONTINENTAL AIRLINES, INC. (Buyer) relating to the purchase of Boeing Model 737-724/-824 aircraft.

     The following is a list of those terms and their definitions as used and not otherwise defined in this Agreement or the Customer Services General Terms Agreement (CSGTA). Such terms are identified in the Agreement by the use of an initial capital letter.

                         DEFINED TERMS DOCUMENT
                      EXHIBIT F TO AGREEMENT NO. 1951
TERM                  DEFINITION                        FIRST REFERENCE

Advance Payment       Boeing's estimate of the          Article 3
Base Price            Aircraft Price is set forth
                      in Article 3.

Agreement             Purchase Agreement No. 1951,      Opening
paragraph
                      including all Exhibits, the       of the
Agreement
                      Detail Specification,
                      attachments, letter agreements
                      and other written modifications
                      and amendments thereto.

Aircraft (includes    The aircraft described in         Article 1,
"the", "all",         Article 1, Para. 1.1.             Para. 1.1
"first", "last",
"such", etc.)

Aircraft Basic        The amount set forth in           Article 3,
Price                 Article 3, Para. 3.1.4.           Para. 3.1.4

Aircraft Price        The total amount Buyer is         Article 3,
                      to pay for an Aircraft which      Para. 3.1.5
                      is described in Article 3,
                      Para. 3.1.5.

Aircraft Software     The computer software             Exhibit B,
                      included with the Aircraft        Part D-1,
                      is delivered by Boeing,           Para. 1
                      described in Exhibit B,
                      Part D-1, Para. 1.

Airframe Component    A component described in          Exhibit B,
                      Exhibit B, Part C,                Part C,
                      Para. 1.1                         Para. 1.1

Article               An Article of the Agreement.      Article 6,
                                                        Para. 6.4

Boeing                The Seller of the Aircraft        Opening
                      identified in the opening         paragraph
                      paragraph of the Agreement.       of the
                                                        Agreement

Boeing Warranty       Part A of Exhibit B to the        Exhibit B,
                      Agreement.                        Part A.,
                                                        Para. 1

Buyer                 The purchaser of the Aircraft     Opening
                      identified in the opening         paragraph
                      paragraph of the Agreement.       of the
                                                        Agreement

Buyer Furnished       Equipment provided by Buyer       Article 4.1
Equipment or BFE      Pursuant to Exhibit E for
                      installation by Boeing on the
                      Aircraft

Buyer Furnished       Document provided by              Article 13,
Equipment Document    Boeing to Buyer defining          Para. 13.1
                      requirements for BFE.
                      Exhibit E, Para. 1

Certificate of        The certificate issued by         Article 8,
Airworthiness         the FAA pursuant to Part 21       Para. 8.1.1.2
                      of the Federal Aviation
                      Regulations for the type
                      of Aircraft purchased under
                      this Agreement as described
                      in Article 8.

Covered Component     An Airframe Component as          Exhibit B,
                      described in Exhibit B,           Part C, Para.
                      Part C, Para. 1.4.                1.4

Customer Support      Exhibit C to the Agreement.       Article 12,
Document                                                Para. 12.5

Customer Support      The Boeing services, training     Article 12,
Services              and other obligations             Para. 12.5
                      described in Exhibit C to
                      the Agreement.

Deposit               The money paid by Buyer to        Article 5,
                      Boeing as part of the             Para. 5.1
                      acceptance of the Aircraft
                      proposal.

Detail                The Boeing document that          Article 1,
Specification         describes the specifications      Para. 1.1
                      of the Aircraft modified from
                      time to time to include
                      developmental and Buyer
                      requested changes.

Development           Changes to the basic              Article 7,
Change(s)             specification that do not         Para. 7.1
                      affect price, delivery,
                      guaranteed weight,
                      performance or interchange-
                      ability as described in
                      Article 7, Para. 7.1.

Disclaimer and        The disclaimer and Release        Article 12,
Release               set forth in Article 12,          Para. 12.2
                      Para. 12.2.

Documents             The data and documents            Exhibit C,
                      provided by Boeing under          Part D, Para. 2
                      the Agreement.

Economic Price        Article 3, Para. 3.1.4.           Article 3,
Adjustment                                              Para. 3.1.4

Engine(s)             The engines installed on          Article 3,
                      the Aircraft as described         Para.3.1.2
                      in the Detail Specification.

Excusable Delay       A delay resulting from any        Article 6,
                      of the causes described in        Para. 6.1
                      Article 6, Para 6.1.

Export Certificate    A certificate issued by the       Article 8,
of Airworthiness      FAA as described in
                      Article 8, Para. 8.1.1.2.

FAA                   The Federal Aviation Admini-      Article 8,
                      stration of the Department        Para. 8.1.1
                      of Transportation of the
                      United States, including the
                      Administrator of the Federal
                      Aviation Administration, the
                      National Transportation
                      Safety Board and any other
                      authority or agency of the
                      Federal Government of the
                      United States having like
                      jurisdiction.

Failed Components     A component as described in       Exhibit B,
                      Exhibit B, Part C,                Part C, Para
                      Para 1.6.                         1.6

Failure               Any breakage or defect as         Exhibit B,
                      described in Exhibit B,           Part C, Para.
                      Part C, Para. 5.                  1.5

Federal Aviation      The United States Federal         Article 8,
Regulations           Aviation Regulations and,         Para. 8.1.1.1
                      if they are redesignated or
                      discontinued, any comparable
                      regulations or parts thereof
                      issued by the FAA.

Field Service(s)      Boeing-provided services          Exhibit C,
                      as described in Exhibit C,        Part B, Para. 2
                      Part B, Para. 2.

Field Service         The length of time Boeing         Exhibit C,
Period                provides Field Service to         Part B, Para.
                      Buyer as described in             2.1
                      Exhibit C, Part B, Para. 2.1.

Flight Training       A planning conference as          Exhibit C,
Planning              described in Exhibit C,           Part C, Para.
Conference            Part C, Para. 2.                  2.

Flight Training       The program of flight             Exhibit C,
Program               training described in             Part C, Para. 3
                      Exhibit C, Part C, Para. 3.

Interface Problem     A technical problem               Exhibit B,
                      attributed to the design          Part G, Para. 1
                      characteristics of the
                      Aircraft or its system as
                      described in Exhibit B,
                      Part G, Para. 1.

Landing Gear          A component as described in       Exhibit B,
Component             Exhibit B, Part C, Para. 1.2.     Part C, Para.
                                                        1.2

Maintenance           A planning conference as          Exhibit C,
Training              described in Exhibit C,           Part A, Para. 2
Planning              Part A, Para. 2.
Conference

Maintenance           The program of training           Exhibit C,
Training              described in Exhibit C,           Part A, Para. 3
Program               Part A, Para. 3.

Major Damage          Damage described in Exhibit       Exhibit C,
                      C, Part C, Para. 11.3.            Part C, Para.
                                                        11.3

Manufacturer          A change to the Aircraft or       Article 8,
Change(s)             performance required of           Para. 8.2.1
                      Boeing as described in
                      Article 8, Para. 8.2.1.

Operator Change(s)    A change to the Aircraft          Article 8,
                      described in Article 8,           Para. 8.3.1
                      Para. 8.3.1.

Performance           The written guarantees            Article 1,
Guarantees            regarding the operational         Para. 1.3
                      performance of the Aircraft
                      set forth in the Agreement
                      or the Detail Specification.

Policy (Boeing        Exhibit B, Part C, Para. 2.       Exhibit B,
Service Life                                            Part C, Para. 2
Policy)

Price First           Article 3, Para. 3.1.6.           Article 3,
Published                                               Para. 3.1.6

Product Assurance     Exhibit B of the Agreement.       Article 12,
Document                                                Para. 12.1

Revenue Service       Flight Training conducted         Exhibit C,
Training              on the Aircraft during            Part C, Para. 8
                      revenue service with cargo
                      and/or passengers on board,
                      as described in Exhibit C,
                      Part C, Para. 8.

Software              A listing of components and       Exhibit C,
Documentation         equipment referred to in          Part D,
                      Exhibit C, Part D, Para.          Para. 3.3.6
                      3.3.6.

Spare Component       A component as described in       Exhibit B,
                      Exhibit B, Part C, Para. 1.3.     Part C, Para.
                                                        1.3

Special Features      Article 3, Para. 3.1.1.           Article 3,
                                                        para. 3.1.1

Standard              A certificate issued by           Article 8,
Airworthiness         the FAA, pursuant to Part 21      Para. 8.1.1.2
Certificate           of the Federal Aviation
                      Regulations as described in
                      Article 8, Para. 8.1.1.2.

Target Delivery       A non binding estimated           Article 2,
Date                  delivery date provided for        Para. 2.2
                      Buyer's planning purposes,
                      described in Article 2.

Taxes                 The term "Taxes" defined in       Article 2,
                      Article 4, Para. 4.1.             Para. 2.3

Type Certificate      A certificate issued by the       Article 8,
                      FAA pursuant to Part 21 of        Para. 8.1.1.1
                      the Federal Aviation
                      Regulations described in
                      Article 8, Para. 8.1.1.1.

Warranty Labor        The hourly labor rate defined     Exhibit B,
Rate                  in Exhibit B, Part B,             Part B, Para.
                      Para. 5.3.                        5.3

1951-2
July 23, 1996


Continental Airlines, Inc.
2929 Allen Parkway
Houston, TX 77019


Subject:   Letter Agreement No. 1951-2 to
           Purchase Agreement No. 1951 -
           Seller Purchased Equipment

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated as of even date herewith (the Agreement) between The Boeing Company
(Boeing) and Continental Airlines, Inc. (Buyer) relating to Model
737-724/-824 aircraft (the Aircraft).

For purposes of this Letter Agreement the following definitions apply:

Seller Purchased Equipment (SPE) is Buyer Furnished Equipment
(BFE) that Boeing purchases for Buyer.

Developmental Buyer Furnished Equipment (DBFE) is all BFE not previously certified for installation on the Aircraft.

This Letter Agreement does not include developmental avionics.
Developmental avionics are avionics that have not been previously certified for installation on the Aircraft.

All other terms used herein and in the Agreement, and not defined above, will have the same meaning as in the Agreement.

Buyer has requested and Boeing hereby agrees that Boeing will purchase as SPE certain BFE identified by Buyer pursuant to Change Requests. Accordingly, Boeing and Buyer agree with respect to such SPE as follows:

1.  Price.

    Advance Payments. An estimated SPE price will be included in the Aircraft Advance Payment Base Price for the purpose of establishing the advance payments for each Aircraft. The estimated price of this SPE for each Aircraft is [CONFIDENTIAL
MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT.]

    Aircraft Price. The Aircraft Price will be adjusted to reflect (i) the actual costs charged Boeing by the SPE suppliers,
(ii) a handling fee of 10% of such costs and (iii) transportation charges. If all DBFE, except for developmental avionics, is converted to SPE, Boeing will waive the handling fee for all SPE.

2.  Responsibilities.

    2.1  With respect to SPE, Buyer is responsible for:

         (i) selecting the supplier and advising Boeing as to the price negotiated between Buyer and supplier on or before:

         737-724            737-824

         10/6/96            2/12/97          for galleys
                            for seats;
         9/03/96            9/03/96

         (ii)   selecting a FAA certifiable part; and

         (iii)  providing to Boeing the SPE part
specification/Buyer requirements.

    2.2  With respect to SPE, Boeing is responsible for:

         (i) placing and managing the purchase order with the supplier;

         (ii) coordinating with the suppliers on technical issues;

         (iii) ensuring that the delivered SPE complies with the part specification;

         (iv) obtaining certification of the Aircraft with the SPE installed; and

         (v) obtaining for Buyer the supplier's standard warranty for the SPE. SPE is deemed to be BFE for purposes of Exhibit B, the Product Assurance Document, of the Agreement.

3.  Supplier Selection For SPE Galleys and Seats.

    In addition to those responsibilities described above, for SPE galleys and seats the following provisions apply with respect to Buyer's selection of suppliers:

    Galley Requirements. Buyer will provide Boeing not later than August 7, 1996 the definitive galley configuration requirements for the Model 737-724. Buyer will provide Boeing not later than November 27, 1996 the definitive galley configuration requirements for the Model 737-824.

    Bidder's List. Boeing has submitted to Buyer, for information purposes, a bidder's list of existing suppliers of seats and galleys.

    Request for Quotation (RFQ). Boeing has issued its RFQ inviting such potential bidders to submit bids for the galleys and seats by July 15, 1996.

    Recommended Bidders. Boeing has submitted to Buyer a list of recommended bidders from which to choose a supplier for the galleys and seats. The recommendation is based on an evaluation of the bids submitted using price, weight, warranty and schedule as the criteria.

    Supplier Selection. If Buyer selects a seat or galley supplier that is not on the Boeing recommended list, such seat or galley will become BFE and the provisions of Exhibit E, Buyer
Furnished Equipment Provisions Document, of the Agreement will apply.

4.  Changes.

    After this Letter Agreement is signed, changes to SPE may only be made by and between Boeing and the suppliers. Buyer's contacts with SPE suppliers relating to design (including selection of materials and colors), weights, prices (except for price negotiation prior to the supplier delection date) or schedules are for informational purposes only. If Buyer wants changes made to any of the above, requests must be made directly to Boeing for negotiating with the supplier.

5.  Proprietary Rights.

    Boeing's obligation to purchase SPE will not impose upon Boeing any obligation to compensate Buyer or any supplier for any proprietary rights Buyer may have in the design of the SPE.

6.  Remedies.

    If Buyer does not comply with the obligations above, Boeing may:

    (i) delay delivery of the Aircraft for the period of non-compliance;

    (ii)   deliver the Aircraft without installing the SPE;

    (iii) substitute a comparable part and invoice Buyer for the cost; and/or

    (iv) increase the Aircraft Price by the amount of Boeing's additional costs attributable to such noncompliance.

7. Buyer Participation in Price Negotiations for SPE. Subject to the following conditions, Boeing agrees that Buyer may negotiate the price with vendors for certain items of BFE which have been changed to SPE pursuant to this Letter Agreement.

    a. Number of Items. Boeing and Buyer have mutually agreed on a list of specific equipment (the SPE Item) for which Buyer shall negotiate directly with the vendors to establish the price for each SPE Item. The SPE Item list includes seats, galleys, and interior furnishings. Buyer shall provide the price of the SPE Item when Buyer notifies Boeing of the SPE Item vendor.

    b. Required Dates. Boeing's agreement to permit Buyer to negotiate prices with vendors for SPE Items is subject to Buyer's agreement to meet all of Boeing's required dates with respect to each SPE Item.

    c. Right to Approve Selected Vendors. Boeing shall retain the right to reasonably approve the list of vendors for each SPE
Item.

8.  Buyer's Indemnification of Boeing.

    Buyer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any SPE and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing, whether active, passive or imputed. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the SPE.

Very truly yours,

THE BOEING COMPANY



By    /s/ Monica Fix

Its   Attorney-In-Fact


ACCEPTED AND AGREED TO as of this

Date: July 23, 1996.

CONTINENTAL AIRLINES, INC.



By    /s/ Brian Davis

Its   Vice President

1951-3
July 23, 1996


Continental Airlines, Inc.
2929 Allen Parkway
Houston, Texas  77019


Subject:   Letter Agreement No. 1951-3 to
           Purchase Agreement No. 1951 - Option Aircraft


Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated as of even date herewith (the Purchase Agreement) between The Boeing
Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737-724/-824 aircraft (the Aircraft).

All terms used and not defined herein shall have the same meaning as in the Purchase Agreement.

In consideration of Buyer's purchase of the Aircraft, Boeing hereby agrees to manufacture and sell up to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] additional Model 737-824 Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] to Buyer, on the same terms and conditions set forth in the Purchase Agreement, except as otherwise described in Attachment A hereto, and subject to the terms and conditions set forth below.

1.  Delivery.

    The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

2.  Price.  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT.]

3.  Option Aircraft Deposit.

    In consideration of Boeing's grant to Buyer of options to purchase the Option Aircraft as set forth herein, and concurrent with the execution of the Purchase Agreement for the Aircraft, Buyer will pay a deposit to Boeing of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] for each Option Aircraft (the Option Deposit). In the event Buyer exercises an option herein for an Option Aircraft, the amount of the Option Deposit for such Option Aircraft will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in Article 5 of the Purchase Agreement.

In the event that Buyer does not exercise its option to purchase a particular Option Aircraft pursuant to the terms and conditions set forth herein, Boeing shall be entitled to retain the Option
Deposit for such Option Aircraft.

4.  Option Exercise.

    To exercise its option to purchase the Option Aircraft, Buyer shall give written notice thereof to Boeing on or before the first business day of the month in each Option Exercise Date shown below:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

5.  Contract Terms.

    Within thirty (30) days after Buyer exercises an option to purchase Option Aircraft pursuant to paragraph 4 above, Boeing and Buyer will use their best reasonable efforts to enter into a supplemental agreement amending the Purchase Agreement to add the applicable Option Aircraft to the Purchase Agreement as a firm Aircraft (the Option Aircraft Supplemental Agreement).

    In the event the parties have not entered into such an Option
Aircraft Supplemental Agreement within the time period contemplated herein, either party shall have the right, exercisable by written or telegraphic notice given to the other within ten (10) days after such period, to cancel the purchase of such Option Aircraft.

6.  Cancellation of Option to Purchase.

    Either Boeing or Buyer may cancel the option to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this Letter
Agreement, or in the Purchase Agreement, as the case may be:

    (i) purchase of the Aircraft under the Purchase Agreement for any reason not attributable to the cancelling party;

    (ii) payment by Buyer of the Option Deposit with respect to such Option Aircraft pursuant to paragraph 3 herein; or

    (iii) exercise of the option to purchase such Option Aircraft pursuant to the terms hereof.

    Any cancellation of an option to purchase by Boeing which is based on the termination of the purchase of an Aircraft under the Purchase Agreement shall be on a one-for-one basis, for each Aircraft so terminated.

    Cancellation of an option to purchase provided by this letter agreement shall be caused by either party giving written notice to the other within ten (10) days after the respective date in question. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the option to purchase has been cancelled shall thereupon terminate.

    Boeing shall promptly refund to Buyer, without interest, any payments received from Buyer with respect to the affected Option Aircraft. Boeing shall be entitled to retain the Option Deposit unless cancellation is attributable to Boeing's fault, in which case the Option Deposit shall also be returned to Buyer without interest.

7.  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
    SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
    CONFIDENTIAL TREATMENT.]

8.  Applicability.

    Except as otherwise specifically provided, limited or excluded herein, all Option Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] that are added to the Purchase Agreement by an Option Aircraft Supplemental Agreement as firm Aircraft shall benefit from all the applicable terms, conditions and provisions of the Purchase Agreement.


    If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY


By   /s/ Monica Fix

Its  Attorney-in-Fact


ACCEPTED AND AGREED TO this

Date:  July 23, 1996

CONTINENTAL AIRLINES, INC.,


By   /s/ Brian Davis

Its   Vice President


Attachment
Model 737-824 Aircraft

1.  Option Aircraft Description and Changes.

    1.1 Aircraft Description. The Option Aircraft are described by Boeing Detail Specification D6-38808, Revision E, dated September 15, 1995, as amended and revised pursuant to the Purchase Agreement.

    1.2 Changes. The Option Aircraft Detail Specification shall be revised to include:

           (1) Changes applicable to the basic Model 737-800 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of an Option Aircraft
Supplemental Agreement.

           (2)  Changes mutually agreed upon.

           (3) Changes required to obtain a Standard Certificate of Airworthiness.

    1.3 Effect of Changes. Changes to the Detail Specification pursuant to the provisions of the clauses above shall include the effects of such changes upon Option Aircraft weight, balance, design and performance.

2.  Price Description.

    2.1    Price Adjustments.

           2.1.1 Base Price Adjustments. The base aircraft price (pursuant to Article 3 of the Purchase Agreement) of the Option
Aircraft will be adjusted to Boeing's and the engine manufacturer's then-current prices as of the date of execution of the Option Aircraft Supplemental Agreement.

           2.1.2 Special Features. The price for special features incorporated in the Option Aircraft Detail Specification will be adjusted to Boeing's then-current prices for such features as of the date of execution of the Option Aircraft Supplemental
Agreement only to the extent that such increase is attributable to an increase in Boeing's cost for purchased equipment.

           2.1.3 Escalation Adjustments. The base airframe and special features price will be escalated according to the applicable airframe and engine manufacturer escalation provisions contained in Exhibit D of the Purchase Agreement.

    Buyer agrees that the engine escalation provisions will be adjusted if they are changed by the engine manufacturer prior to signing the Option Aircraft Supplemental Agreement. In such case, the then-current engine escalation provisions in effect at the time of execution of the Option Aircraft Supplemental Agreement will be incorporated into such agreement.

           2.1.4 Price Adjustments for Changes. Boeing may adjust the basic price and the advance payment base prices for any changes mutually agreed upon by Buyer and Boeing subsequent to the date that Buyer and Boeing enter into the Option Aircraft
Supplemental Agreement.

           2.1.5 BFE to SPE. An estimate of the total price for items of Buyer Furnished Equipment (BFE) changed to Seller
Purchased Equipment (SPE) pursuant to the Detail Specification is included in the Option Aircraft price build-up. The purchase price of the Option Aircraft will be adjusted by the price charged to Boeing for such items plus 10% of such price.

3.  Advance Payments.

    3.1 Buyer shall pay to Boeing advance payments for the Option Aircraft pursuant to the schedule for payment of advance payments provided in the Purchase Agreement.

1951-4
July 23, 1996


Continental Airlines, Inc.
2929 Allen Parkway
Houston, TX 77019


Subject:   Letter Agreement No. 1951-4 to
           Purchase Agreement No. 1951 -
           Waiver of Aircraft Demonstration Flights


Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated as of even date herewith (the Agreement) between The Boeing Company
(Boeing) and Continental Airlines, Inc. (Buyer) relating to Model
737-724/-824 aircraft (the Aircraft).

All terms not defined herein have the same meaning as in the Agreement.

1.  Fuel Entitlement at Delivery.

    At the time of delivery of the Aircraft, Boeing will provide to Buyer, at no charge, 1,000 gallons of jet fuel.

2.  Waiver of Demonstration Flight.

    Notwithstanding the provisions of the Agreement requiring the Aircraft to be test flown prior to delivery for the purpose of demonstrating to Buyer the functioning of such Aircraft and its equipment, upon notice to Boeing at least 90 days prior to the scheduled date of the Aircraft delivery, or as agreed between the parties, Buyer may waive such flight. With respect to each waived demonstration flight, the following provisions will apply:

    2.1. Additional Fuel. Promptly after delivery of the Aircraft, Boeing will load on the Aircraft an amount of jet fuel which together with the 1,000 gallons provided at delivery, equals a full tank.

    2.2.  Reimbursement for Correction of Flight Discrepancies.

          2.2.1  Ferry Flight.   Except for Aircraft to be used
promptly after delivery for Boeing flight crew training provided to Buyer at or near Seattle, Washington, Boeing will reimburse Buyer for Buyer's direct labor costs (as defined below) and the cost of any material (Correction Costs) required to correct any flight discrepancy detected by Buyer while the Aircraft is being ferried from Seattle, Washington , to Buyer's main base or previously agreed alternate destination, to the extent such Correction Costs and labor costs are not covered under a warranty provided by Boeing or by any of its suppliers. Within 90 days after the date of such ferry flight Buyer will submit to Boeing's Director, Product Assurance Contracts, at Renton, Washington, a written itemized statement describing any such flight discrepancy and indicating the Correction Costs and labor costs incurred by Buyer for the correction of such flight discrepancy.

          2.2.2  Training Flights.   If the Aircraft will be used
promptly after its delivery for Boeing flight crew training at or near Seattle, Washington, Boeing will reimburse Buyer for any Correction Costs, and for any charges by Boeing to Buyer for labor (Boeing Labor Charges) required to correct any flight discrepancy which may be detected by Buyer during such flight crew training to the extent such Correction Costs and such Boeing Labor Charges are not covered under a warranty provided by Boeing or by any of its suppliers. Within 90 days after the completion of such flight crew training, Buyer will submit to Boeing's Director, Product Assurance Contracts, at Renton, Washington, a written itemized statement describing any such flight discrepancy and indicating the Correction Costs and Boeing Labor Charges incurred by Buyer for the correction of such flight discrepancy.

          2.2.3  Definitions.   For purposes of reimbursement
under this paragraph; (i) Buyer's direct labor costs will be determined using the Warranty Labor Rate in effect between the parties as of the date such labor is expended, and (ii) flight discrepancies mean any failure or malfunction of such Aircraft, or the accessories, equipment, systems and parts installed therein which results from a defect or malfunction in such Aircraft, accessories, equipment, systems and parts or a nonconformance to the Detail Specification for such Aircraft which was present at the time of delivery of the Aircraft to Buyer and which, if detected during a Boeing predelivery demonstration flight, would have been reported in the pilot's flight discrepancy report and would have been corrected by Boeing prior to the delivery of such Aircraft to Buyer.

    2.3. Return of Aircraft. If any flight discrepancy as defined above is detected by Buyer during the ferry flight of any Aircraft, which requires the return of such Aircraft to Boeing's facilities at Seattle, Washington, for correction by Boeing, title to and risk of loss of such Aircraft will at all times remain with Buyer and Boeing will have such responsibility for such Aircraft while it is on the ground at Boeing's Seattle, Washington, facilities as is chargeable by law to a bailee for mutual benefit, but Boeing will not be chargeable for loss of use.


Very truly yours,

THE BOEING COMPANY



By   /s/ Monica Fix

Its     Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  July 23, 1996

CONTINENTAL AIRLINES, INC.



By     /s/ Brian Davis

Its    Vice President

1951-5
July 23, 1996


Continental Airlines, Inc.
2929 Allen Parkway
Houston, TX 77019


Subject:   Letter Agreement No. 1951-5 to
           Purchase Agreement No. 1951 -
           [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT.]


This Letter Agreement amends Purchase Agreement No. 1951 dated as of even date herewith (the Agreement) between The Boeing Company
(Boeing) and Continental Airlines, Inc. (Buyer) relating to Model
737-724/-824 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

Very truly yours,

THE BOEING COMPANY



By     /s/ Monica Fix

Its     Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: July 23, 1996

CONTINENTAL AIRLINES, INC.



By    /s/ Brian Davis

Its   Vice President

1951-6
July 23, 1996


Continental Airlines, Inc.
2929 Allen Parkway
Houston, TX 77019


Subject:   Letter Agreement No. 1951-6 to
           Purchase Agreement No. 1951 -
           Configuration Matters

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated as of even date herewith (the Agreement) between The Boeing Company
(Boeing) and Continental Airlines, Inc. (Buyer) relating to Model
737-724/-824 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.  Aircraft Configuration.

    1.1 Preliminary Configuration. Boeing and Buyer have established a preliminary configuration (Preliminary Configuration) for the Aircraft which is comprised of the Basic Detail Specification described in Exhibit A plus certain Change Requests identified in the Attachment hereto which (i) Buyer has accepted (Accepted Change Requests) or (ii) has yet to give its accept or reject condition (Open Change Requests) for incorporation in the Aircraft. Boeing has not yet determined pricing and/or offerability with respect to certain Master Changes (Study Master Changes) which Boeing has agreed to process for Buyer's consideration.

    1.2 Selection of Change Requests for Final Configuration. On or before August 23, 1996, Boeing will provide to Buyer prices for all Study Master Changes determined by Boeing to be offerable for incorporation in the Aircraft. Not later than September 3, 1996 or unless otherwise previously agreed to between Boeing and Buyer, Buyer will provide to Boeing a complete list of those Accepted Change Requests, inclusive of its accepted Open Change Requests and Study Master Changes made offerable by Boeing, it has selected for incorporation in the Aircraft. The Basic Detail Specification, and Buyer's list of Accepted Change Requests and Master Changes will comprise the final configuration (Final Configuration) of the Aircraft.

    1.3 Amendment to the Agreement. On or about September 30, 1996, Boeing and Buyer shall execute a Supplemental Agreement amending the Agreement as required to reflect the Aircraft Final Configuration, including, but not limited to, revison of the following terms and provisions:

         Article 3                Price of Aircraft
         Article 5                Payment
         Exhibit A                Aircraft Configuration
         Exhibit D                Price Adjustments
                                     Due to Economic Fluctuations -
                                     Airframe and Engine
         LA 1951-2                SPE
         LA 1951-3                Option Aircraft
         [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

    1.4 Buyer's Detail Specification. Within 90 days after Final Configuration, Boeing will provide to Buyer a revision to the Detail Specification reflecting the Aircraft Final Configuration. This revision to the Detail Specification will also reflect changes made to Boeing's basic Model 737-700 and 737-800 aircraft specification between the revision date of the Boeing basic Model 737-700 and 737-800 Detail Specification referenced in the Agreement and the date of execution of the Supplemental Agreement referenced in paragraph 1.3 above.

2. Preliminary Pricing Estimates. Buyer understands that Boeing cannot establish the final Aircraft Basic Price and Advance Payment Base Price of the Aircraft until Final Configuration of the Aircraft is known. For Buyer's planning purposes, however, an estimate for the Preliminary Aircraft Basic Price and Preliminary Advance Payment Base Price of the Aircraft has been established using an average amount of special features typically selected by other operators of Model 737-700 and 737-800 aircraft, which may or may not accurately reflect Buyer's final selection of special features. The preliminary price build up is attached hereto as Attachment B.

3.  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
    SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
    CONFIDENTIAL TREATMENT.]

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.


Very truly yours,

THE BOEING COMPANY




By    /s/ Monica Fix

Its   Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  July 23, 1996

CONTINENTAL AIRLINES, INC.



By    /s/ Brian Davis

Its   Vice President


Attachments

1951-7
July 23, 1996


Continental Airlines, Inc.
2929 Allen Parkway
Houston, TX 77019


Subject:   Letter Agreement No. 1951-7 to
           Purchase Agreement No. 1951 -
           Spares Initial Provisioning

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated as of even date herewith (the Agreement) between The Boeing Company
(Boeing) and Continental Airlines, Inc. (Buyer) relating to Model
737-724/-824 aircraft (the Aircraft).

All terms used herein and in the Agreement or Customer Services
General Terms Agreement (CSGTA), and not defined herein, will have the same meaning as in the Agreement or the CSGTA.

1.   Applicability.

     [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

2.   Initial Provisioning Meeting.

     Boeing will conduct an initial provisioning meeting (Initial Provisioning Meeting) with Buyer to establish mutually agreeable procedures to accomplish Buyer's initial provisioning of spare parts for the Aircraft. The parties will agree, during the Initial Provisioning Meeting on the operational data to be provided by Buyer for Boeing's use in preparing its quantity recommendations for initial provisioning of spare parts for the Aircraft, exclusive of special tools, ground support equipment, engines and engine parts (Provisioning Items). Such operational data to be provided by Buyer will be the data described in Section E of Boeing Manual D6-81834, entitled Spares Provisioning Product Guide (Boeing Initial Provisioning Implementation Manual) which will be furnished to Buyer prior to the Initial Provisioning Meeting. The parties will also agree on the provisioning documentation data to be provided by Boeing. Such data will be essentially in accordance with the provisions of Chapter 1 of ATA International Specification 2000, Revision 1, dated April 20, 1989, as described in Boeing Initial Provisioning Implementation Manual D6-49090 (such data will be hereinafter referred to collectively as the "Provisioning Data"). Boeing will provide instruction in the use of the initial provisioning documentation. This instruction will be provided in conjunction with the Initial Provisioning Meeting. In addition, the parties will discuss spares ordering procedures and other matters related to the provisioning for the Aircraft. The time and location for such Initial Provisioning Meeting will be mutually agreed upon between the parties; however, Boeing and Buyer will use their best efforts to convene such meeting within 30 days after execution of the Agreement.

3.   Initial Provisioning Documentation.

     3.1 Provisioning Data. Boeing will furnish Provisioning Data to Buyer on or about February 1 , 1997 unless otherwise agreed to between Boeing and Buyer. The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Buyer for initial provisioning for the Aircraft. The Provisioning Data will set forth the prices for Provisioning Items which are Boeing Spare Parts and such prices will be firm and remain in effect until the date or dates set forth in Paragraph 4.1, Boeing Spare Parts, by which orders must be placed with Boeing. Boeing will, from time to time, until a date approximately 90 days following delivery of the last Aircraft or until the delivery configuration of each of the Aircraft is reflected in the Provisioning Data, whichever is later, furnish to Buyer revisions to the Provisioning Data.

     3.2 Provisioning IPC. Boeing will, on or about March 1, 1997, furnish to Buyer a Boeing Illustrated Parts Catalog (IPC), hereinafter referred to as the "Provisioning IPC." The Provisioning IPC will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Buyer for initial provisioning for the Aircraft. Boeing will, from time to time, until a date approximately 90 days following delivery of the last Aircraft, or until the delivery configuration of each of the Aircraft is reflected in the Provisioning IPC, whichever is later, furnish to Buyer revisions to the Provisioning IPC.

     3.3  Buyer Furnished Equipment (BFE) Provisioning Data.

          3.3.1 Boeing's Responsibility. Boeing will include BFE end items in the Provisioning Data and Provisioning IPC for BFE installed on Buyer's Aircraft provided such equipment has been installed on other Aircraft by Boeing and Boeing has data on the BFE.

          3.3.2 Buyer's Responsibility. Buyer will be responsible for ensuring BFE data is provided to Boeing by the BFE supplier in a format reasonably acceptable to Boeing for BFE not covered by 3.3.1 above. If the data is not provided to Boeing in a timely manner and in a format reasonably acceptable to Boeing, such BFE equipment will not be included in Boeing's Provisioning Data or IPC.

     3.4 Other Data. Boeing will submit to Buyer listings of Raw Materials, Standard Parts and Bulk Materials recommended for use by Buyer in the maintenance and repair of the Aircraft.

4. Purchase from Boeing of Spare Parts as Initial Provisioning for the Aircraft.

     4.1 Boeing Spare Parts. Buyer will place orders for Provisioning Items by May 1, 1997; provided, however, that in those instances where Boeing submits any revision to the Provisioning Data, Buyer will place orders for Boeing Spare Parts covered by such revision within 60 days following the date of such submittal. At Buyer's request, Boeing will process "controlled shipments" by shipping full or partial quantities of an order on a schedule specified by Buyer, provided the final shipment is made no later than 24 months after receipt of the order.

     4.2 Vendor Provisioning Items. Buyer may place orders with Boeing for Provisioning Items which are manufactured by vendors or to their detailed design and are covered by the Provisioning Data as initial provisioning for the Aircraft. The price to Buyer for any such vendor Provisioning Item will be 112% of the vendor's quoted price to Boeing therefor. If Buyer elects to purchase such vendor Provisioning Items from Boeing, Buyer will place its orders therefor in accordance with the provisions of Paragraph 4.1, Boeing Spare Parts.

     4.3 Ground Support Equipment and Special Tools. Buyer may place orders with Boeing for ground support equipment (GSE) and special tools manufactured by vendors which Buyer determines it will initially require for maintenance, overhaul and servicing of the Aircraft and/or engines. The price to Buyer for such GSE or special tools will be one hundred twelve percent (112%) of the vendor's quoted price to Boeing therefor. If Buyer elects to purchase such GSE and special tools from Boeing, Buyer will place its orders therefor by the date set forth in Paragraph 4.1, Boeing Spare Parts or such later date as the parties may mutually agree.

     4.4 Spare Engines and Engine Spare Parts. Buyer may place orders with Boeing for spare engines and/or engine spare parts which Buyer determines it will initially require for support of the Aircraft or for maintenance and overhaul of the engines. The price to Buyer for such spare engines or such engine spare parts, will be 105% of the engine manufacturer's quoted price to Boeing for the engine, and 112% of the engine manufacturer's quoted price to Boeing for the engine spare parts. If Buyer elects to purchase such spare engines or engine spare parts through Boeing, Buyer will place its orders on a date to be mutually agreed upon during the Initial Provisioning Meeting.

     4.5 QEC Kits. Boeing will, on or about January 1, 1997, furnish to Buyer a listing of all components which could be included in the Quick Engine Change (QEC) kits which may be purchased by Buyer from Boeing. Buyer agrees to review such listing and indicate by marking on one copy of such listing those components that Buyer desires included in its QEC kits. Buyer will return such marked copy to Boeing within 30 days after Buyer's receipt of such listing. Within 30 days after Boeing's receipt of such marked copy, Boeing will republish such listing to reflect only those components selected by Buyer and will provide copies of such republished listing to Buyer. Boeing will from time to time furnish revisions to such republished listing until a date approximately 90 days after delivery of the last QEC kit ordered by Buyer for the Aircraft. Boeing will furnish to Buyer as soon as practicable a statement setting forth a firm price for the QEC kit configuration selected by Buyer. Buyer agrees to place orders with Boeing for the QEC kits for the Aircraft by March 1, 1997.

     4.6 Payment for Provisioning Items. The payment provisions of the General Terms Agreement between Boeing and Buyer will be applicable to Provisioning Items ordered by Buyer from Boeing for the Aircraft.

5.   Delivery.

     Boeing will, insofar as reasonably possible, deliver to Buyer the Spare Parts ordered by Buyer in accordance with the provisions of this letter on dates reasonably calculated to conform to Buyer's anticipated needs in view of the scheduled deliveries of the Aircraft. Buyer and Boeing will agree upon the date to begin delivery of the Provisioning Spare Parts ordered in accordance with this letter. Where appropriate, Boeing will arrange for shipment of such Spare Parts, which are manufactured by vendors, directly to Buyer from the applicable vendor's facility. The routing and method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts will be as mutually agreed between Boeing and Buyer.

6.   Substitution for Obsolete Spare Parts.

     6.1 Obligation to Substitute. In the event that, prior to delivery of the first Aircraft pursuant to the Agreement, any Spare Part purchased by Buyer from Boeing in accordance with this letter is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part therefor, (other than a redesign at Buyer's request), Boeing will deliver to Buyer new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts and Buyer will return the obsolete or unusable Spare Parts to Boeing. Boeing will credit Buyer's account with Boeing with the price paid by Buyer for any such obsolete or unusable Spare Part and will invoice Buyer for the purchase price of any such substitute Spare Part delivered to Buyer.

     6.2 Delivery of Obsolete Spare Parts and Substitutes Therefor. Obsolete or unusable Spare Parts returned by Buyer pursuant to this Item will be delivered to Boeing at its Seattle Distribution Center, or such other destination as Boeing may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts will be delivered to Buyer at Boeing's Seattle Distribution Center, or such other Boeing shipping point as Boeing may reasonably designate. Boeing will pay the freight charges for the shipment from Buyer to Boeing of any such obsolete or unusable Spare Part and for the shipment from Boeing to Buyer of any such substitute Spare Part.

7.   Repurchase of Provisioning Items.

     7.1 Obligation to Repurchase Peculiar Provisioning Items. During a period commencing 1 year after delivery of the first Aircraft under the Agreement, and ending 5 years after such delivery, Boeing will, upon receipt of Buyer's written request and subject to the exceptions in Paragraph 7.2, Exceptions, repurchase unused and undamaged Provisioning Items which were peculiar to the Aircraft as compared to the delivery configuration of Model 737-500 Aircraft previously purchased by Buyer from Boeing, and (i) were recommended by Boeing in the Provisioning Data as initial provisioning for the Aircraft, (ii) were purchased by Buyer from Boeing, and (iii) are surplus to Buyer's needs.

     7.2 Exceptions. Boeing will not be obligated under Paragraph 7.1, Obligation to Repurchase, to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by Boeing in the Provisioning Data for the Aircraft, (ii) QEC Kits, Bulk Material Kits, Raw Material Kits, Service Bulletin Kits, Standards Kits and components thereof (except those components listed separately in the Provisioning Data), (iii) Provisioning Items for which an Order was received by Boeing more than 5 months after delivery of the last Aircraft, (iv) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of
(a) Buyer's modification of the Aircraft or (b) design improvements by Boeing or the vendor (other than Provisioning Items which have become obsolete because of a defect in design if such defect has not been remedied by an offer by Boeing or the vendor to provide no charge retrofit kits or replacement parts which correct such defect), and (v) Provisioning Items which become excess as a result of a change in Buyer's operating parameters, provided to Boeing pursuant to the Initial Provisioning Meeting in Paragraph 2, which were the basis of Boeing's initial provisioning recommendations for the Aircraft.

     7.3 Notification and Format. Buyer will notify Boeing, in writing, when Buyer desires to return Provisioning Items which Buyer's review indicates are eligible for repurchase by Boeing under the provisions of this Repurchase of Provisioning Items paragraph. Buyer's notification will include a detailed summary, in part number sequence, of the Provisioning Items Buyer desires to return. Such summary will be in the form of listings, tapes, diskettes or other media as may be mutually agreed between Boeing and Buyer, and will include part number, nomenclature, purchase order number, purchase order date and quantity to be returned. Within 5 business days after receipt of Buyer's notification, Boeing will advise Buyer, in writing, when Boeing's review of such summary will be completed.

     7.4 Review and Acceptance by Boeing. Upon completion of Boeing's review of any detailed summary submitted by Buyer pursuant to Paragraph 7.3, Boeing will issue to Buyer a Material Return Authorization (MRA) for those Provisioning Items Boeing agrees are eligible for repurchase in accordance with this Repurchase of Provisioning Items paragraph. Boeing will advise Buyer of the reason that any spare part included in Buyer's detailed summary is not eligible for return. Boeing's MRA will state the date by which Provisioning Items listed in the MRA must be redelivered to Boeing and Buyer will arrange for shipment of such Provisioning Items accordingly.

     7.5 Price and Payment. The price of each Provisioning Item repurchased by Boeing pursuant to this Repurchase of Provisioning Items paragraph will be an amount equal to 100% of the original invoice price thereof. In the case of Provisioning Items manufactured by a vendor which were purchased pursuant to Paragraph 4, Purchase from Boeing of Spare Parts as Initial Provisioning for the Aircraft, hereof the repurchase price will not include Boeing's 12% handling charge. Boeing will pay the repurchase price by issuing a credit memorandum in favor of Buyer which may be applied against amounts due Boeing for the purchase of aircraft, Spare Parts, services or data.

     7.6 Delivery of Provisioning Items. Provisioning Items repurchased by Boeing pursuant to this Repurchase of Provisioning Items paragraph will be delivered to Boeing F.O.B. at its Seattle Distribution Center, or such other destination as Boeing may reasonably designate. Buyer will pay the freight charges for the shipment from Buyer to Boeing of any such Provisioning Items.

8. Obsolete Spare Parts and Surplus Provisioning Items - Title and Risk of Loss.

     Title to and risk of loss of any obsolete or unusable Spare Parts returned to Boeing pursuant to Paragraph 6, Substitution for Obsolete Spare Parts, will pass to Boeing upon delivery thereof to Boeing. Title to and risk of loss of any Spare Part substituted for an obsolete or unusable Spare Part pursuant to Paragraph 6, Substitution for Obsolete Spare Parts, will pass to Buyer upon delivery thereof to Buyer. Title to and risk of loss of any Provisioning Item repurchased by Boeing pursuant to Paragraph 7, Repurchase of Provisioning Items, will pass to Boeing upon delivery thereof to Boeing. With respect to the obsolete or unusable Spare Parts which may be returned to Boeing and the Spare Parts substituted therefor, pursuant to Paragraph 6, and the Provisioning Items which may be repurchased by Boeing, pursuant to Paragraph 7, the party which has risk of loss of any such Spare Part or Provisioning Item will have the responsibility of providing any insurance coverage for it desired by such party.

9.   Supplier Support.

     Boeing has entered, or anticipates entering, into product support agreements with suppliers (Boeing Suppliers) of major system components manufactured by such Suppliers to be installed on the Aircraft (Supplier Components). Such product support agreements commit, or are expected to commit, the Boeing Suppliers to provide to Buyer and/or the Buyer's designees support services with respect to the Supplier Components which can be reasonably expected to be required during the course of normal operation. This support includes but is not limited to shelf-stock of certain spare parts, emergency spare parts, timely delivery of spare parts, and technical data related to the Supplier Components. Copies of such product support agreements will be provided to Buyer on or about April 1, 1997 in Boeing Document D6-56115, Volumes 1 and 2. In the event Buyer has used due diligence in attempting to resolve any difficulty arising in normal business transactions between Buyer and a Boeing Supplier with respect to product support for a Supplier Component manufactured by such Supplier and if such difficulty remains unresolved, Boeing will, if requested by Buyer, assist Buyer in resolving such difficulty. Assistance will be provided by the Spares Supplier Support and Data Management Organization within the Boeing Buyer Services Division.

10.  Termination of Agreement for Excusable Delay.

     In the event of termination of the Agreement with respect to any Aircraft

     (i)    pursuant to Article 6.2 of the Agreement, or

     (ii)   pursuant to Article 6.3 of the Agreement

such termination will, if Buyer so requests by written notice received by Boeing within 15 days after such termination, also discharge and terminate all obligations and liabilities of the parties as to any Spare Parts which Buyer had ordered pursuant to the Provisions of this letter as initial provisioning for such Aircraft and which are undelivered on the date Boeing receives such written notice.

Very truly yours,

THE BOEING COMPANY



By      /s/ Monica Fix

Its     Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  July 23, 1996

CONTINENTAL AIRLINES, INC.



By    /s/ Brian Davis

Its   Vice President

1951-8
July 23, 1996


Continental Airlines, Inc.
2929 Allen Parkway
Houston, TX 77019


Subject:   Letter Agreement No. 1951-8 to
           Purchase Agreement No. 1951 -
           [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT.]


Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated as of even date herewith (the Agreement), between The Boeing Company
(Boeing) and Continental Airlines, Inc. (Buyer) relating to Model
737-724/-824 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

Very truly yours,

THE BOEING COMPANY

By      /s/ Monica Fix

Its     Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:  July 23, 1996

CONTINENTAL AIRLINES, INC.

By    /s/ Brian Davis

Its   Vice President

6-1162-MMF-295
July 23, 1996


CONTINENTAL AIRLINES, INC.
2929 Allen Parkway
Houston, Texas  77019


Subject:   Letter Agreement No. 6-1162-MMF-295 to
           Purchase Agreement No. 1951 -
           [CONFIDENTIAL MATTER OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated as of even date herewith (the Agreement) between THE BOEING COMPANY
(Boeing) and CONTINENTAL AIRLINES, INC. (Buyer) relating to Model
737-724 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein will have the same meaning as in the Agreement.

[CONFIDENTIAL MATTER OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

2. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1162-MMF-308.

Very truly yours,

THE BOEING COMPANY



By      /s/ Monica Fix

Its     Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  July 23, 1996



CONTINENTAL AIRLINES, INC.



By   /s/ Brian Davis

Its   Vice President


Attachment

6-1162-MMF-296
July 23, 1996


CONTINENTAL AIRLINES, INC.
2929 Allen Parkway
Houston, Texas  77019


Subject:   Letter Agreement No. 6-1162-MMF-296 to
           Purchase Agreement No. 1951 -
           [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT.]

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated as of even date herewith (the Agreement) between THE BOEING COMPANY
(Boeing) and CONTINENTAL AIRLINES, INC. (Buyer) relating to Model
737-824 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

2. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1162-MMF-308.

Very truly yours,

THE BOEING COMPANY



By      /s Monica Fix

Its     Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  July 23, 1996



CONTINENTAL AIRLINES, INC.



By    /s/ Brian Davis

Its   Vice President


Attachment

6-1162-MMF-308
July 23, 1996


CONTINENTAL AIRLINES, INC.
2929 Allen Parkway
Houston, Texas  77019


Subject:   Letter Agreement No. 6-1162-MMF-308 to
           Purchase Agreement No. 1951 -
           Disclosure of Confidential Information

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated as of even date herewith (the Agreement) between The Boeing Company
(Boeing) and Continental Airlines, Inc. (Buyer) relating to Model
737-724/-824 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1. Boeing and Buyer each understand that certain commercial and financial information contained in the documents listed below
(Confidential Documents) is considered by the other party to be confidential.

2. Boeing and Buyer agree that each party will treat the Confidential Documents and the information contained therein as confidential and will not, without the other party's prior written consent, disclose such Confidential Documents or any information contained therein to any other person or entity except as may be required by (i) applicable law or governmental regulations; or (ii) for financing the Aircraft in accordance with the provisions of Article 10 of the Agreement.

3. In connection with any such disclosure or filing of the Confidential Documents, or the information contained therein pursuant to any such applicable law or governmental regulation, Buyer or Boeing, as applicable, will request and use its best reasonable efforts to obtain confidential treatment of such Confidential Documents and the information contained therein. Boeing and Buyer agree to cooperate with each other in making and supporting any such request for confidential treatment.


Schedule of Confidential Documents


1.  Letter Agreement No. 6-1162-MMF-295.

2.  Letter Agreement No. 6-1162-MMF-296.

3.  Letter Agreement No. 6-1162-MMF-308.

4.  Letter Agreement No. 6-1162-MMF-309.

5.  Letter Agreement No. 6-1162-MMF-310.

6.  Letter Agreement No. 6-1162-MMF-311.

7.  Letter Agreement No. 6-1162-MMF-312.

8.  Letter Agreement No. 6-1162-MMF-319.


If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.


Very truly yours,

THE BOEING COMPANY



By     /s/ Monica Fix

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  July 23, 1996

CONTINENTAL AIRLINES, INC.



By    /s/ Brian Davis

Its   Vice President

6-1162-MMF-309
July 23, 1996


Continental Airlines, Inc.
2929 Allen Parkway
Houston, Texas  77019


Subject:   Letter Agreement No. 6-1162-MMF-309 to
           Purchase Agreement No. 1951 -
           [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT.]

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated as of even date herewith (the Agreement) between The Boeing Company
(Boeing) and Continental Airlines, Inc. (Buyer) relating to Model
737-724/-824 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

6. Confidential Treatment. Boeing and Buyer understand that certain commercial and financial information contained in this Letter Agreement, including any attachments hereto, are considered by both parties to be confidential. Boeing and Buyer further agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1162-MMF-308.

    If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.


Very truly yours,

THE BOEING COMPANY



By     /s/ Monica Fix

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  July 23, 1996

Continental Airlines, Inc.,


By      /s/ Brian Davis

Its     Vice President

6-1162-MMF-310
July 23, 1996


CONTINENTAL AIRLINES, INC.
2929 Allen Parkway
Houston, Texas  77019


Subject:   Letter Agreement No. 6-1162-MMF-310 to
           Purchase Agreement No. 1951 -
           [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT.]

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated as of even date herewith (the Agreement) between The Boeing Company
(Boeing) and Continental Airlines, Inc. (Buyer) relating to Model
737-724/-824 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

8.  Confidential Treatment.

    Boeing and Buyer understand that certain commercial and financial information contained in this Letter Agreement, including any attachments hereto, are considered by both parties to be confidential. Boeing and Buyer further agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1162-MMF-308.

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.


Very truly yours,

THE BOEING COMPANY



By     /s/ Monica Fix

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  July 23, 1996

CONTINENTAL AIRLINES, INC.



By    /s/ Brian Davis

Its   Vice President

6-1162-MMF-311
July 23, 1996

Continental Airlines, Inc.
2929 Allen Parkway
Houston, TX 77019


Subject:   Letter Agreement No. 6-1162-MMF-311 to
           Purchase Agreement No. 1951 -
           [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT.]

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1751 dated as of even date herewith (the Agreement) between The Boeing Company
(Boeing) and Continental Airlines, Inc. (Buyer) relating to Model
737-724/-824 aircraft (the Aircraft).

All terms not defined herein have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

5.         Confidential Treatment.

           Boeing and Buyer agree that certain commercial and financial information contained in this Letter Agreement is confidential and subject to the confidentiality provisions of Letter Agreement 6-1162-MMF-308, Disclosure of Confidential Information.

If this Letter Agreement correctly states your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY



     /s/ Monica Fix
M. Monica Fix
Regional Director
Aircraft Contracts
Boeing Commercial Airplane Group

AGREED and ACCEPTED this 23 day of July, 1996.

CONTINENTAL AIRLINES, INC.



By:      /s/ Brian Davis

Its:     Vice President

Attachment A to
Letter Agreement 6-1162-MMF-311

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

Very truly yours,

THE BOEING COMPANY


By:      /s/ Monica Fix

Its:      Attorney-In-Fact

Attachment B to
Letter Agreement 6-1162-MMF-311

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

6-1162-MMF-312
July 23, 1996


CONTINENTAL AIRLINES, INC.
2929 Allen Parkway
Houston, Texas  77019


Subject:   Letter Agreement No. 6-1162-MMF-312 to
           Purchase Agreement No. 1951 -
           [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT.]


Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated as of even date herewith (the Agreement) between The Boeing Company
(Boeing) and Continental Airlines, Inc. (Buyer) relating to Model
737-724/-824 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

3. Confidential Treatment. Boeing and Buyer understand that certain commercial and financial information contained in this Letter Agreement, including any attachments hereto, are considered by both parties to be confidential. Boeing and Buyer further agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1162-MMF-308.

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY



By     /s/ Monica Fix

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  July 23, 1996

CONTINENTAL AIRLINES, INC.


By     /s/ Brian Davis

Its    Vice President

6-1162-MMF-319
July 23, 1996

CONTINENTAL AIRLINES, INC.
2929 Allen Parkway
Houston, Texas  77019

Subject:   Letter Agreement No. 6-1162-MMF-319 to
           Purchase Agreement No. 1951 -
           [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT.]

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated as of even date herewith (the Agreement) between The Boeing Company
(Boeing) and Continental Airlines, Inc. (Buyer) relating to Model
737-724/-824 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

3.  Confidential Treatment.

    Boeing and Buyer understand that certain commercial and financial information contained in this Letter Agreement, including any attachments hereto, are considered by both parties to be confidential. Boeing and Buyer further agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1162-MMF-308.

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY



By     /s/ Monica Fix

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  July 23, 1996

CONTINENTAL AIRLINES, INC.



By    /s/ Brian Davis

Its   Vice President